As filed with the Securities and Exchange Commission on April 30, 2003.

Registrations Nos.

333-71081

811-09203

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. __	☐
Post-Effective Amendment No. 5	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 7	☒

(Check appropriate box or boxes)

SEPARATE ACCOUNT A

(Exact Name of Registrant)

PACIFIC LIFE & ANNUITY COMPANY

(Name of Depositor)

700 Newport Center Drive

Newport Beach, California 92660

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(949) 219-3743

(Depositor’s Telephone Number, including Area Code)

Diane N. Ledger

Vice President

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, California 92660

(Name and address of agent for service)

Copies of all communications to:

Diane N. Ledger	Ruth Epstein, Esq.
Pacific Life Insurance Company	Dechert LLP
P.O. Box 9000	1775 Eye Street, N.W.
Newport Beach, CA 92658-9030	Washington, D.C. 20006-2401

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2003 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on ___________ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Separate Account Under Pacific Innovations Select individual flexible premium deferred variable annuity contract.

Filing Fee: None

SEPARATE ACCOUNT A

FORM N-4

CROSS REFERENCE SHEET

PART A

Item No.		Prospectus Heading
1.	Cover Page	Cover Page

2.	Definitions	TERMS USED IN THIS PROSPECTUS

3.	Synopsis	AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

4.	Condensed Financial Information	YOUR INVESTMENT OPTIONS — Variable Investment Option Performance; ADDITIONAL INFORMATION — Financial Statements;

5.	General Description of Registrant, Depositor and Portfolio Companies

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT; PACIFIC LIFE & ANNUITY COMPANY, PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life & Annuity Company (PL&A); — Pacific Life, — Separate Account A; YOUR INVESTMENT OPTIONS — Your Variable Investment Options; ADDITIONAL INFORMATION — Voting Rights

6.	Deductions	AN OVERVIEW OF PACIFIC INNOVATIONS SELECT; HOW YOUR INVESTMENTS ARE ALLOCATED — Transfers; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS — Optional Withdrawal

7.	General Description of Variable Annuity Contracts

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT; PURCHASING YOUR CONTRACT — How to Apply for your Contract; HOW YOUR INVESTMENTS ARE ALLOCATED; RETIREMENT BENEFITS AND OTHER PAYOUTS — Choosing Your Annuity Option, — Your Annuity Payments, — Death Benefits; ADDITIONAL INFORMATION — Voting Rights, — Changes to Your Contract, — Changes to ALL Contracts, — Inquiries and Submitting Forms and Requests, — Timing of Payments and Transactions

8.	Annuity Period	RETIREMENT BENEFITS AND OTHER PAYOUTS

9.	Death Benefit	RETIREMENT BENEFITS AND OTHER PAYOUTS — Death Benefits

10.	Purchases and Contract Value

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT; PURCHASING YOUR CONTRACT; HOW YOUR INVESTMENTS ARE ALLOCATED; PACIFIC LIFE & ANNUITY COMPANY, PACIFIC LIFE AND THE SEPARATE ACCOUNT — Pacific Life & Annuity Company, Pacific Life; THE GENERAL ACCOUNT — Withdrawals and Transfers

11.	Redemptions	AN OVERVIEW OF PACIFIC INNOVATIONS SELECT; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS; ADDITIONAL INFORMATION — Timing of Payments and Transactions; THE GENERAL ACCOUNT — Withdrawals and Transfers

12.	Taxes	CHARGES, FEES AND DEDUCTIONS — Premium Taxes; WITHDRAWALS — Optional Withdrawals, — Tax Consequences of Withdrawals; FEDERAL TAX STATUS

13.	Legal Proceedings	Not Applicable

14.	Table of Contents of the Statement of Additional Information	CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

PART B

Item No.		Statement of Additional Information Heading

15.	Cover Page	Cover Page

16.	Table of Contents	TABLE OF CONTENTS

17.	General Information and History	Not Applicable

18.	Services	Not Applicable

19.	Purchase of Securities Being Offered	THE CONTRACTS AND THE SEPARATE ACCOUNT — Calculating Subaccount Unit Values, — Systematic Transfer Programs

20.	Underwriters	DISTRIBUTION OF THE CONTRACTS — Pacific Select Distributors, Inc. (PSD)

21.	Calculation of Performance Data	PERFORMANCE

22.	Annuity Payments	THE CONTRACTS AND THE SEPARATE ACCOUNT — Variable Annuity Payment Amounts

23.	Financial Statements	FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PACIFIC INNOVATIONS SELECT	PROSPECTUS MAY 1, 2003
Pacific Innovations Select is an individual flexible premium deferred variable annuity contract issued by Pacific Life & Annuity Company.

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This Contract is not a deposit or

obligation of, or guaranteed or

endorsed by, any bank. It’s not

federally insured by the Federal

Deposit Insurance Corporation, the

Federal Reserve Board, or any

other government agency.

Investment in a Contract involves

risk, including possible loss of

principal.

This Prospectus provides information you should know before buying a Contract. It’s accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. The Variable Investment Options are funded by Separate Account A of Pacific Life & Annuity Company. Please read both Prospectuses carefully, and keep them for future reference.

Here’s a list of all the Investment Options available under your Contract:

VARIABLE INVESTMENT OPTIONS

Blue Chip

Aggressive Growth

Diversified Research

Small-Cap Equity

International Large-Cap

Short Duration Bond

I-Net Tollkeeper SM

Financial Services

Health Sciences

Technology

Telecommunications

Growth LT

Focused 30

Mid-Cap Value

International Value

Capital Opportunities

Global Growth

Equity Index

Small-Cap Index

Multi-Strategy

Main Street® Core

    (formerly called Large-Cap Core)

Emerging Markets

Inflation Managed

Managed Bond

Small-Cap Value

Money Market

High Yield Bond

Equity Income

Research

Equity

Aggressive Equity

Large-Cap Value

Comstock

    (formerly called Strategic Value)

Real Estate

Mid-Cap Growth

FIXED OPTION The fixed Option is only available on Contracts issued before May 1, 2003. Fixed

You’ll find more information about the Contract and Separate Account A in the SAI dated May 1, 2003. The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find a table of contents for the SAI on page 56 of this Prospectus. You can get a copy of the SAI without charge by calling or writing to Pacific Life & Annuity Company. You can also visit the SEC’s website at www.sec.gov, which contains the SAI, material incorporated into this Prospectus by reference, and other information about registrants that file electronically with the SEC.

YOUR GUIDE TO THIS PROSPECTUS

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

This overview tells you some key things you should know about your Contract. It’s designed as a summary only – please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Rules about how annuity contracts are described or administered are reflected in your Contract, or in endorsements or supplements to your Contract. The terms of your Contract, or of any endorsement or supplement, prevail over what’s in this Prospectus.

In this Prospectus, you and your mean the Contract Owner or Policyholder. Pacific Life & Annuity, PL&A, we, us and our refer to Pacific Life & Annuity Company. Pacific Life, PL, and administrator means Pacific Life Insurance Company. Contract means a Pacific Innovations Select variable annuity contract, unless we state otherwise.

Pacific Innovations Select Basics	Pacific Innovations Select is an annuity contract between you and Pacific Life & Annuity Company (PL&A).

An annuity contract may be appropriate if you’re looking for retirement income or you want to meet other long-term financial objectives.

This Contract may not be the right one for you if you need to withdraw money for short-term needs, because withdrawal charges and tax penalties for early withdrawal may apply.

You should consider the Contract’s investment and income benefits, as well as its costs.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with “after-tax” dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA), or form thereof.

Pacific Innovations Select is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Investments (“Purchase Payments”) and how much you add each time.

Your Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it with instructions to us or to your registered representative for a refund. The amount refunded may be more or less than the Investments you’ve made, depending on the kind of Contract you buy. You’ll find a complete description of the Free Look period that applies to your Contract on the Contract’s cover sheet or notice that accompanies your Contract. The Free Look period ends 10 days after you receive your Contract. If you are replacing another annuity contract or life insurance policy, your Free Look period ends 60 days after you receive your Contract.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

The Accumulation Phase

The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

The accumulation phase begins on your Contract Date and continues until your Annuity Date. During the accumulation phase, you can put money in your Contract by making investments, and choose Investment Options in which to allocate them. You can also take money out of your Contract by making a withdrawal.

Investments (“Purchase Payments”)

Your initial Investment must be at least $10,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Investments must be at least $250 for a Non-Qualified Contract and $50 for a Qualified Contract. We also call your Investments “Purchase Payments” in your Contract.

Investment Options

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance. You’ll find more about the Investment Options starting on page 9.

You can choose from 35 Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. Pacific Life is the investment adviser for the Pacific Select Fund. PL oversees the management of all the Fund’s Portfolios and manages two of the Portfolios directly. PL has retained other portfolio managers to manage the other Portfolios. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

If your Contract was issued before May 1, 2003, you can also choose the Fixed Option that earns a guaranteed rate of interest of at least 3% annually.

We allocate your Investments to the Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you’ve chosen. You bear the investment risk of any Variable Investment Options you choose.

Transferring among Investment Options

You’ll find more about transfers and transfer limitations starting on page 18.

You can transfer among Investment Options any time subject to certain limitations, until your Annuity Date without paying any current income tax. Transfers are limited to 25 during each calendar year. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing, or earnings sweep programs. For Contracts issued before May 1, 2003, some restrictions apply to transfers to and from the Fixed Option.

Withdrawals

You’ll find more about withdrawals starting on page 32.

You can make full and partial withdrawals to supplement your income or for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Investments that are less than four years old. For Contracts issued before May 1, 2003, some restrictions apply to making withdrawals from the Fixed Option.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you’re under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.

The Income Phase You’ll find more about annuitization starting on page 24.

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We’ll make the income payments to your designated payee. Income distributions are always taxed to the Owner.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, if you choose variable annuity payments, you can exchange your Subaccount Annuity Units among the Variable Investment Options up to four times in any 12-month period.

The Death Benefit You’ll find more about the death benefit starting on page 28.

The Contract provides a death benefit upon the first death of an Owner or the death of the last surviving Annuitant, whichever occurs first, during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions in proper form. To whom we pay a death benefit, and how we calculate the amount of the death benefit depends on who dies first and the type of Contract you own.

Optional Riders Optional Riders are subject to availability. Ask your registered rep about their current status.

Stepped-Up Death Benefit Rider (SDBR)

The Stepped-Up Death Benefit Rider (SDBR) offers the potential for a larger death benefit. You can only buy it when you buy your Contract.

Guaranteed Protection Advantage (GPA) Rider

The optional Guaranteed Protection Advantage Rider provides for an additional amount that may be added to your Contract Value when an asset allocation program, established and maintained by us for this Rider, is used for a 10-year period (the “Term”). The Term begins on the Effective Date of the Rider. Your entire Contract Value must be invested in an asset allocation program established and maintained by us for the Rider during the entire Term for the additional amount to be added to your Contract. The Guaranteed Protection Advantage Rider may not be available. Ask your registered representative about its current availability.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

This section of the overview explains the fees and expenses associated with your Pacific Innovations Select Contract.
Contract Transaction Expenses

The following describes the transaction fees and expenses that you will pay when owning your Contract. Expenses are fixed under the terms of your Contract. Premium taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there are other times when we charge them to your Contract instead. Please see your Contract for details.

	• Maximum Withdrawal Charge (as a percentage of Investments)	7.0%[1]
	• Withdrawal transaction fee (currently waived)	$15.00[2]
	• Transfer transaction fee (currently waived)	$15.00[3]
	• Annual fee	$30.00[4]

Periodic Contract Expenses (calculated as a percentage of Contract Value)

The following describes the fees and expenses that we will periodically deduct from your Contract. All charges are Annual Charges, although they may be deducted from your Contract on a monthly or daily basis.

	• Guaranteed Protection Advantage (GPA) Rider Annual Charge (Guaranteed Protection Charge) (Optional Rider)	0.10%[5]

The following describes the fees and expenses that we will periodically deduct from your Contract. All charges are Annual Charges, although they may be deducted from your Contract on a monthly or daily basis.

Separate Account A Annual Expenses (as a percentage of the average daily Account Value)		Without Rider	With Stepped-Up Death Benefit Rider

	• Mortality and Expense Risk Charge[6]	1.40%	1.40%
	• Administrative Fee[6]	0.25%	0.25%
	• Death Benefit Rider Charge[6,7]	none	0.20%
	• Total Separate Account A Annual Expenses	1.65%	1.85%

[1]  The withdrawal charge may or may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS and WITHDRAWALS.

[2]  The withdrawal transaction fee is currently waived. In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See WITHDRAWALS – Optional Withdrawals.

[3]  The transfer transaction fee is currently waived. In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See HOW YOUR INVESTMENTS ARE ALLOCATED –  Transfers.

[4]  We deduct an Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See CHARGES, FEES AND DEDUCTIONS.

[5]  If you buy the GPA Rider (subject to availability), an optional Rider, we deduct this charge proportionately from your Investment Options on each Contract Anniversary following the Effective Date of the Rider during the term of the Rider and while the Rider is in effect. If the Rider is terminated for reasons other than death or Annuitization, this charge will be deducted on the effective date of termination.

[6]  This is an annual rate and assessed on a daily basis. The daily rate is calculated by dividing the annual rate by 365.

[7]  If you buy the Stepped-Up Death Benefit Rider we add this charge to the Mortality and Expense Risk Charge until your Annuity Date. See CHARGES, FEES AND DEDUCTIONS.

Pacific Select Fund Annual Operating Expenses (You will find more about the Pacific Select Fund operating expenses starting on page 9, and in the Fund’s Prospectus which accompanies this Prospectus.)

The following describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own your Contract. This table shows the range (minimum and maximum) of fees and expenses charged by any of the Portfolios, expressed as a percentage of average daily nets assets, for the year ended December 31, 2002.

Each Variable Account of the Separate Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may very from year to year. These fees and expenses are described in the Fund’s Prospectus.

	Total Annual Pacific Select Fund Operating Expenses[1]	Minimum	Maximum

	(expenses that are deducted from the Fund’s assets, including advisory fees, 12b-1 fees, and other expenses)	0.29%	1.74%

[1]  Maximum total adjusted net expenses for any Portfolio, after adviser’s reimbursement, and deduction of an offset for custodian credits and 12b-1 recapture plan, was 1.64% of average daily net assets.

   To help limit Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each Portfolio for operating expenses (including organizational expenses, but not including advisory fees, 12b-1 distribution expenses, additional costs associated with foreign investing, interest (including commitment fees), taxes, brokerage commissions and other transactional expenses, extraordinary expenses, expenses not incurred in the ordinary course of business, and expenses of counsel or other persons or services retained by the Fund’s independent trustees) that exceed an annual rate of 0.10% of its average daily net assets. Such waiver or reimbursement is subject to repayment to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the Portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2004.

AN OVERVIEW OF PACIFIC INNOVATIONS SELECT

Examples

The following examples are intended to help you compare the cost of investing in your Contract with the cost of investing in other variable annuity contracts. These costs include Contract transaction expenses, the maximum periodic Contract expenses (including the optional combination of Riders whose cumulative expenses totaled more than any other optional combination), Separate Account annual expenses, and Portfolio fees and expenses for the year ended December 31, 2002. Premium taxes and/or other taxes may also be applicable.

The examples assume that you invest $10,000 in the Contract for the time periods indicated. They also assume that your Investment has a 5% return each year and assumes the minimum and maximum fees and expenses of all of the Investment Options available. Although your actual costs may be higher or lower, based on these assumptions, your minimum and maximum costs would be:

	• If you surrendered your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$831	$982	$1,068	$2,302

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$1,012	$1,519	$1,955	$4,026

	• If you annuitized your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$831	$622	$1,068	$2,302

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$1,012	$1,159	$1,955	$4,026

	• If you did not surrender, nor annuitize, but left the money in your Contract:

	Minimum* 1 Year	3 Years	5 Years	10 Years
	$201	$622	$1,068	$2,302

	Maximum* 1 Year	3 Years	5 Years	10 Years
	$382	$1,159	$1,955	$4,026

*  In calculating the examples above, we used the minimum and maximum net operating expenses of all the Portfolios for the 1 year period and the minimum and maximum total operating expenses for the 3, 5 and 10 year periods as shown in the Fees And Expenses Paid By The Fund section of the Fund’s Prospectus. For more information on fees and expenses, see CHARGES, FEES AND DEDUCTIONS in this Prospectus, and see the Fund’s Prospectus.

YOUR INVESTMENT OPTIONS

You may choose among the different Variable Investment Options and for Contracts issued before May 1, 2003, the Fixed Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio’s investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives. Blue chip companies are large and mid-sized companies which the manager believes have high quality management and/or products.	A I M Capital Management, Inc.
Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.
Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company
Small-Cap Equity	Long-term growth of capital.	Equity securities of small companies.	Capital Guardian Trust Company
International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	Capital Guardian Trust Company
Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average duration not to exceed 3 years.	Goldman Sachs Asset Management
I-Net TollkeeperSM	Long-term growth of capital.	Equity securities of companies which use, support, or relate directly or indirectly to use of the Internet. Such companies include those in the media, telecommunications, and technology sectors.	Goldman Sachs Asset Management
Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives). Such companies include banks, insurance companies, brokerage firms and other finance-related firms.	INVESCO Funds Group, Inc.
Health Sciences	Long-term growth of capital.

Equity securities in the health sciences sector (including derivatives). Such companies include medical equipment or supplies, pharmaceuticals, health care facilities and other health sciences-related firms.

INVESCO Funds Group, Inc.
Technology	Long-term growth of capital.

Equity securities in the technology sector (including derivatives). Such companies include hardware, software, semiconductors, telecommunications equipment and services and service-related companies in information technology.

INVESCO Funds Group, Inc.
Telecommunications	Long-term growth of capital. (Current income is of secondary importance.)

Equity securities in the telecommunications sector (including derivatives). Such companies include telephone service or equipment, wireless or satellite communications, television and movie programming, broadcasting and Internet access companies.

INVESCO Funds Group, Inc.
Growth LT	Long-term growth of capital consistent with the preservation of capital.	Equity securities of a large number of companies of any size.	Janus Capital Management LLC
Focused 30	Long-term growth of capital.	U.S. or foreign equity securities selected for their growth potential.	Janus Capital Management LLC
Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management
International Value	Long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the U.S.	Equity securities of relatively large companies located in developed countries outside of the U.S.	Lazard Asset Management
Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital.	MFS Investment Management
Global Growth	Long-term growth of capital.	Equity securities of any size located within and outside of the U.S.	MFS Investment Management

PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER
Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the Standard & Poor’s 500 Composite Stock Price Index (including derivatives).	Mercury Advisors
Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors
Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.
Main Street® Core (formerly called Large-Cap Core)	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.
Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.
Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC
Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC
Small-Cap Value	Long-term growth of capital.	Equity securities of small companies.	PIMCO Advisors-NFJ
Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life
High Yield Bond	High level of current income.	Fixed income securities with lower and medium-quality credit ratings and intermediate to long terms to maturity.	Pacific Life
Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC
Research	Long-term growth of capital.	Equity securities of large U.S. companies with potential for capital appreciation.	Putnam Investment Management, LLC
Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of large U.S. growth-oriented companies.	Putnam Investment Management, LLC
Aggressive Equity	Capital appreciation.	Equity securities of small and medium-sized companies.	Putnam Investment Management, LLC
Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large companies.	Salomon Brothers Asset Management Inc
Comstock (formerly called Strategic Value)	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen
Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry, including real estate investment trusts (REITs) and real estate operating companies (REOCs).	Van Kampen
Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

The Investment Adviser

Pacific Life is the investment adviser for the Fund. PL and the Fund have retained other portfolio managers, supervised by Pacific Life, for 33 of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although each Subaccount was established after December 31, 2001 and has no historical performance prior to the date that it was established, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes. This exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium taxes and/or other taxes. Data that does not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), and on “peer groups,” which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our financial strength that are produced by rating agencies and organizations.

Your Fixed Option

The Fixed Option is only available on Contracts issued before May 1, 2003.

For Contracts issued before May 1, 2003, the Fixed Option offers you a guaranteed minimum interest rate on the amount you allocate to this Option. Amounts you allocate to this Option, and your earnings credited are held in our General Account. We have contracted with Pacific Life to manage our General Account assets subject to investment policies, objectives, directions and guidelines established by our Board. For more detailed information about this Option, see THE GENERAL ACCOUNT section in this Prospectus.

PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Investment to Pacific Life & Annuity Company at P.O. Box 100517, Pasadena, California 91189-0517 or the address indicated in your contract specification pages if different. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. If your application and Investment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Investment for more than five Business Days unless we specifically obtain your permission.

You may also purchase a Contract by exchanging your existing contract. Call your representative, or call us at 1-800-748-6907, if you are interested in this option.

We reserve the right to reject any application or Investment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint owners and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner’s age is calculated as of his or her last birthday. If any Contract Owner or any sole Annuitant named in the application for a Contract dies before we issue a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void. A refund will be returned to the applicant/Owner or the applicant/Owner’s estate. The amount of the refund may be more or less than the initial Investment received, or any other Investment we receive in connection with an exchange or transfer. The refund will be the Contract Value based upon the next determined Accumulated Unit Value (AUV) after we receive proof of death, in proper form, of the Contract Owner or Annuitant, plus a refund of any amount used to pay premium taxes and/or other taxes, and minus the Contract Value attributable to any additional amount as described in CHARGES, FEES AND DEDUCTION – Waivers and Reduced Charges section in this Prospectus.

Purchasing the Stepped-Up Death Benefit Rider (SDBR) (Optional)

You may purchase the SDBR at the time your application is completed. You may not purchase the rider after the Contract Date.

The SDBR will remain in effect until the earliest of:

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date death benefit proceeds become payable under the Contract,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

The SDBR may not otherwise be cancelled. The SDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Purchasing the Guaranteed Protection Advantage (GPA) Rider (Optional)

You may purchase the optional Guaranteed Protection Advantage Rider (subject to availability) on the Contract Date or on any subsequent Contract Anniversary if:

•	the age of each Annuitant is 80 years or younger on the date of purchase,

•	the date of the purchase is at least 10 years prior to your selected Annuity Date, and

•	you use an asset allocation program established and maintained by us for this Rider during the entire period that the Rider is in effect.

If you purchase the GPA Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while the Rider is in effect. If you have an existing loan on your Contract, you should carefully consider whether the Rider is appropriate for you.

If you purchase the Guaranteed Protection Advantage Rider within 60 days after the Contract Date or within 30 days after a Contract Anniversary, the Effective Date of the Rider will be that Contract Date or Anniversary. The Rider will remain in effect, unless otherwise terminated, for a 10-year period (the “Term”) beginning on the Effective Date of the Rider.

On the last day of the Term, we will add an additional amount to your Contract Value if, on that day, the Contract Value is less than a specified amount (the “Guaranteed Protection Amount”). The additional amount will be equal to the difference between the Contract Value on the last day of the Term and the Guaranteed Protection Amount. The additional amount added to the Contract Value will be considered earnings and allocated to your Investment Options according to the allocations used in your most recent asset allocation program.

The Guaranteed Protection Amount is equal to (a) plus (b) minus (c) as indicated below:

(a)	is the Contract Value at the start of the Term,

(b)	is a percentage of each additional Purchase Payment, as determined from the table below, paid to the Contract during the Term,

(c)	is a pro rata adjustment for withdrawals made from the Contract during the Term.

The adjustment for each withdrawal is calculated by multiplying the Guaranteed Protection Amount prior to the withdrawal by the ratio of the amount of the withdrawal, including any applicable withdrawal charges, to the Contract Value immediately prior to the withdrawal.

Number of Years Since Beginning of Term	Percentage of Purchase Payment Added to Guaranteed Protection Amount

1 through 4	100%
5	90%
6	85%
7	80%
8 through 10	75%

For purposes of determining the Contract Value at the start of the Term, if the Effective Date of the Rider is the Contract Date, the Contract Value is equal to the initial Purchase Payment. If the Effective Date of the Rider is a Contract Anniversary, the Contract Value is equal to the Contract Value on that Contract Anniversary.

If, on the last day of the Term, the Contract is annuitized, the first death of an Owner or the death of the last surviving Annuitant occurs, or a full withdrawal is made, the Contract Value will reflect any additional amount owed under the Guaranteed Protection Advantage Rider before the payment of any annuity or death benefits, or full withdrawal.

No additional amount will be made if the Contract Value on the last day of the term is greater than or equal to the Guaranteed Protection Amount.

You can elect to repurchase the rider subject to its availability and the then current terms and conditions of the Rider provided:

•	all Annuitant(s) are 80 years or younger at the start of the new Term, and

•	the new Term does not extend beyond your selected Annuity Date.

If you do not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

The Contract Value will be allocated among the Investment Options within the asset allocation model you have selected according to your stated risk tolerance. Subsequent Purchase Payments will also be allocated accordingly, unless otherwise instructed by you in writing. The allocation percentage for a particular Investment Option within the model you have selected may change and Investment Options may be added to or deleted from the model as a result of annual analysis. The analysis is performed each year to help maintain your stated risk tolerance. The Contract Value and any subsequent Purchase Payment will be automatically allocated each year in accordance with any new allocation percentage or any added Investment Option as a result of such analysis.

For Contracts issued before May 1, 2003, while the provisions of this Rider are in effect, Purchase Payments may be allocated to the Fixed Option only for purposes of dollar cost averaging (the periodic transfer of amounts) into the Investment Options within the asset allocation model you have selected. Amounts transferred from the Fixed Option into the Investment Options within the asset allocation model you have selected must be made over a period not to exceed twelve (12) months.

While this Rider is in full force and in effect, you may continue to make withdrawals from the Contract in accordance with the withdrawal provisions of the Contract. Withdrawals made from the Contract during the

Term will be considered in determining the Guaranteed Protection Amount. The Guaranteed Protection Advantage Rider will remain in effect until the earlier of:

•	the end of the Term,

•	the Contract Anniversary immediately following the date any portion of the Contract Value is no longer invested in an asset allocation program established and maintained by us for this Rider,

•	the Contract Anniversary immediately following the date we receive notification from the Owner to terminate this Rider,

•	the date a full withdrawal of the amount available for withdrawal is made under the Contract,

•	the date of first death of an Owner or the date of death of the last surviving Annuitant,

•	the date the Contract is terminated in accordance with the provisions of the Contract, or

•	the Annuity Date.

If the Owner dies during the Term and the surviving spouse of the deceased Owner elects to continue the Contract in accordance with its terms, then the provisions of this Rider will continue until the end of the Term. Subject to the terms of the Rider, the surviving spouse may repurchase the Rider for another Term at the then current terms and conditions of the Rider, provided the surviving spouse is age 80 or younger at the start of the new Term and the new Term does not extend beyond the selected Annuity Date. If the surviving spouse does not repurchase the Rider, it will automatically terminate the day immediately following the end of the Term.

Information About the Optional Rider, IRAs and Other Qualified Contracts

There are special considerations for purchases of the optional SDBR. As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may generally not invest in life insurance contracts. We believe that these regulations do not prohibit the optional SDBR from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA. However, the law is unclear and it is possible that a Contract that has an optional SDBR and is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could be disqualified and may result in increased taxes to the Owner.

Similarly, section 401 plans, section 403(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The Internal Revenue Service (IRS) could take the position that the enhanced death benefits provided by the SDBR are not incidental.

In addition, to the extent that the SDBR alters the timing or the amount of the payment of distributions under a Qualified Contract, the rider cannot be paid out in violation of the minimum distribution rules of the Code.

It is our understanding that the charges relating to the optional SDBR are not subject to current taxation and we will not report them as such. However, the IRS may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report the rider charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

Making Your Investments (“Purchase Payments”)

Making Your Initial Investment

Your initial Investment must be at least $10,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan (“PAC”), which allows you to pay in equal monthly installments over one year (at least $800 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose the PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form. We also call each Investment you make Purchase Payments.

You must obtain our consent before making an initial or additional Investment that will bring your aggregate Investments over $1,000,000.

Making Additional Investments

You may choose to invest additional amounts in your Contract at any time. Each additional Investment above the initial Investment requirements must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts.

Forms of Investment

Your initial and additional Investments may be sent by personal or bank check or by wire transfer. Investments must be made in a form acceptable to us before we can process it. Acceptable forms of Investments are:

•	personal check or cashier’s check drawn on a U.S. bank,

•	money orders and traveler’s checks in single denominations of $10,000 or more if they originate in a U.S. bank,

•	third party check when there is a clear connection of the third party to the underlying transaction, and

•	by wire transfers that originate in U.S. banks.

We will not accept Investments in the following forms:

•	cash,

•	credit card or check drawn against a credit card account,

•	money orders or traveler’s checks in single denominations of less than $10,000,

•	money orders, traveler’s checks or personal checks drawn on non-U.S. banks, even if the payment may be effected through a U.S. bank,

•	third party check if there is not a clear connection of the third party to the underlying transaction, and

•	wires that originate from foreign bank accounts.

All unacceptable forms of Investments will be returned to the payor along with a letter of explanation. PL&A reserves the right to reject or accept any form of payment. If you make Investments by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the “Right to Cancel” period may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

HOW YOUR INVESTMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Investments among the 35 Subaccounts and, for Contracts issued before May 1, 2003, the Fixed Option. Allocations of your initial Investment to the Investment Options you selected will be effective on your Contract Date. See the WITHDRAWALS—Right to Cancel (“Free Look”) section in this Prospectus. Each additional Investment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS—Right to Cancel (“Free Look”) section in this Prospectus. We reserve the right to require that your allocation to any particular Investment Option must be at least $500. We also reserve the right to transfer any remaining Account Value that is not at least $500 to your other Investment Options on a pro rata basis relative to your most recent allocation instructions. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary. If your initial Investment is received from multiple sources, we will consider them all your initial Investment.

Portfolio Optimization

Portfolio Optimization is an asset allocation service we offer for use within this variable annuity. Asset allocation is the distribution of investments among asset classes and involves decisions about which asset classes should be selected and how much of the total contract value should be allocated to each asset class. The theory of Portfolio Optimization is that diversification among asset classes can help reduce volatility over the long-term.

Pacific Life and Ibbotson Associates, one of the premier firms in designing asset allocation-based investment strategies, developed 5 model Portfolios, each comprised of a carefully selected combination of Pacific Select Fund Portfolios. Portfolio Optimization is a two-step process. First, Ibbotson performs an optimization analysis to determine the break down of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization”. Next, after the asset class exposures are known, Ibbotson determines how each investment option (underlying Portfolio) can be used to implement the asset class level allocations. The Portfolios are selected by evaluating the asset classes represented by the Portfolios and combining Portfolios to arrive at the desired asset class exposures. The Portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, Portfolios are selected in a way intended to optimize returns for each model, given a particular level of risk tolerance.

If you select a Portfolio Optimization model, your initial Purchase Payment (in the case of a new application) or Contract Value, as applicable, will be allocated to the investment options according to the model you select. Subsequent Purchase Payments, if allowed under your contract, will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your contract value quarterly, semi-annually, or annually, to maintain the asset allocation given in your Portfolio Optimization model. If you also allocate part of your Purchase Payment or Contract Value outside the model, rebalancing is only permitted within the model.

Generally on an annual basis, Pacific Life and Ibbotson Associates evaluate all the Portfolio Optimization models. Each model may change and investment options may be added to or deleted from a model as a result of the annual analysis. If your Contract was purchased through Smith Barney, now known as Citigroup Global Markets Inc. or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model Portfolio after the annual analysis. For all other Contracts Owners, we will automatically update your model to the new version. This means your allocations, and potentially the underlying investment options, will automatically change and your account value will be automatically rebalanced among the investment options in your model each year (independently of any automatic rebalancing you may have selected).

You may change your model selection at any time with a proper written request or by telephone or electronic instructions provided a valid telephone/electronic authorization is on file with us. You should consult with your registered representative to assist you in determining which model is best suited to your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change models to reflect such changes. Your registered representative can assist you in completing the proper forms to enroll in Portfolio Optimization.

If you select a Portfolio Optimization model, you will be sent a quarterly performance report that provides information about the investment options within your model, in addition to your usual quarterly statement. Information concerning the current models is described below.

Investor Profile

Model A	Model B	Model C	Model D	Model E

You are looking for a relatively stable investment and require investments that generate some level of income.	Your focus is on keeping pace with inflation. Income generating investment and capital appreciation are desired.	You want the opportunity for long-term moderate growth.	You want an investment that is geared for growth and are willing to accept above average risk.	You are an aggressive investor and can tolerate short-term market swings.

Shorter Investment Horizon < >Longer Investment Horizon

Investor Objective

Primarily preservation of capital	Moderate Growth	Steady growth in asset values	Moderately high growth in asset values	High growth in asset values

Risk Characteristics

There may be some losses in the values of the investment as asset values fluctuate.	There may be some losses in the values of the investment from year to year.	There will probably be some losses in the values of the underlying investments from year to year. Fluctuations in value should be less than those of the overall stock markets.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

There will probably be some losses in the values of the underlying investments from year to year. Some of these might be large, but the overall fluctuations in asset values should be less than those of the U.S. stock market.

Lower Risk < >Higher Risk

Asset Class Exposure

Cash	20%	Cash	12%	Cash	5%	Cash	0%	Cash	0%

Bonds	57%	Bonds	45%	Bonds	35%	Bonds	21%	Bonds	4%

Domestic Stocks	18%	Domestic Stocks	32%	Domestic Stocks	44%	Domestic Stocks	58%	Domestic Stocks	68%

International Stocks	5%	International Stocks	11%	International Stocks	16%	International Stocks	21%	International Stocks	28%

Portfolio Optimization Model Allocations as of May 1, 2003

Money Market	15%	Money Market	3%	Short Duration Bond	12%	Short Duration Bond	5%	Managed Bond	2%

Short Duration Bond	23%	Short Duration Bond	20%	Inflation Managed	10%	Inflation Managed	6%	Large-Cap Value	14%

Inflation Managed	11%	Inflation Managed	11%	Managed Bond	14%	Managed Bond	8%	Comstock	4%

Managed Bond	21%	Managed Bond	16%	High Yield Bond	3%	Large-Cap Value	14%	Blue Chip	16%

High Yield Bond	6%	High Yield Bond	5%	Large-Cap Value	14%	Comstock	4%	Capital Opportunities	5%

Equity Income	2%	Equity Income	3%	Main Street Core	7%	Blue Chip	15%	Mid-Cap Value	5%

Large-Cap Value	9%	Large-Cap Value	9%	Comstock	3%	Capital Opportunities	5%	Real Estate	5%

Main Street Core	3%	Main Street Core	5%	Blue Chip	6%	Mid-Cap Value	5%	Growth LT	6%

Blue Chip	3%	Comstock	3%	Mid-Cap Value	5%	Real Estate	3%	Aggressive Equity	3%

Small-Cap Value	2%	Blue Chip	6%	Growth LT	4%	Growth LT	5%	Small-Cap Index	3%

Intl. Value	5%	Mid-Cap Value	3%	Small-Cap Index	3%	Aggressive Equity	2%	Small-Cap Value	6%

		Growth LT	2%	Small-Cap Value	3%	Small-Cap Index	3%	Intl. Value	14%

		Small-Cap Value	2%	Intl. Value	7%	Small-Cap Value	3%	Intl. Large-Cap	14%

		Intl. Value	12%	Intl. Large-Cap	9%	Intl. Value	10%	Emerging Markets	3%

						Intl. Large-Cap	10%

						Emerging Markets	2%

Less Volatile < >More Volatile

Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model Portfolio will not lose money or that investment results will not experience some volatility. Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are built. Allocation to a single asset class may outperform a model, so that you would have obtained better returns in a single investment option or options representing a single asset class than in a model. Model Portfolio performance is dependent upon the performance of the component investment options. The timing of your investment and the frequency of automatic rebalancing may affect performance. The value of the Variable Accounts will fluctuate, and when redeemed, may be worth more or less than the original cost. We have the right to terminate or change the Portfolio Optimization service at any time.

Investing in Variable Investment Options

Each time we allocate your Investment to a Variable Investment Option, your Contract is credited with a number of “Subaccount Units” in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount divided by the “Unit Value” of one Unit of that Subaccount.

Example:  You allocate $600 to the Inflation Managed Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Inflation Managed Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your Investment allocated to the Variable Investment Options may be worth more or less than the original allocations to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio’s investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and applicable Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. The Unit Value at which purchase, transfer and withdrawal transactions are credited or debited is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Investment is usually effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Investment in proper form. See the ADDITIONAL INFORMATION—Inquiries and Submitting Forms and Requests section in this Prospectus.

Transfers

Once your Investments are allocated to the Investment Options you selected, you may transfer your Account Value from any Investment Option to any other. Transfers are limited to 25 during each calendar year.

For the purpose of applying the limitations, any transfers that occur on the same day are considered one transfer and transfers that occur as a result of the dollar cost averaging program, the portfolio rebalancing program, the earnings sweep program or an approved asset allocation program are excluded from the limitation. No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future. A fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year.

For Contracts issued before May 1, 2003, certain restrictions apply to the Fixed option. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus. Transfer requests are generally effective on the Business Day we receive them in proper form.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers. These may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made.

If your transfer request results in your having a remaining Account Value in an Investment Option that is less than $500 immediately after such transfer, we may transfer that Account Value to your other Investment Options on a pro rata basis, relative to your most recent allocation instructions.

We reserve the right (unless otherwise required by law) to limit the size of transfers, to restrict transfers, to require that you submit any transfer requests in writing, and to suspend transfers. We also reserve the right to reject any transfer request.

Market-timing Restrictions

The Contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Such frequent trading can disrupt management of the Fund and raise expenses. This in turn can have an adverse effect on Portfolio performance and therefore your Contract’s performance. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the Contract.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple Contract Owners. Such restrictions could include:

•	not accepting transfer instructions from an agent acting on behalf of more than one Contract Owner; and

•	not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one Contract Owner at a time.

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners.

Exchanges of Annuity Units

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after the Annuity Date are limited to four in any twelve-month period. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Systematic Transfer Options

We offer three systematic transfer options: dollar cost averaging, portfolio rebalancing, and earnings sweep. There is no charge for these options, and transfers under these systematic transfer options are not counted towards your total transfers in a Contract Year. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities’ prices over time, and may permit a “smoothing” of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts from any Investment Option with an Account Value of at least $5,000 to one or more Variable Investment Options. Each transfer must be for at least $250. For Contracts issued before May 1, 2003, transfers from the Fixed Option under the DCA program are subject to a minimum duration of 12 months. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will “rebalance” your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. For Contracts issued before May 1, 2003, the Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or for Contracts issued before May 1, 2003, from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge. This charge may apply to amounts you withdraw under your Contract prior to the Annuity Date, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on:

•	death benefit proceeds, except as provided under the Amount of the Death Benefit: Death of a Contract Owner section,

•	amounts converted after the first Contract Anniversary to a life contingent Annuity Option or an Annuity Option with a period certain of at least five years, or

•	withdrawals by Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract.

Free Withdrawals

Subject to the amount available for withdrawal provisions as described in the withdrawal section, we will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of Purchase Payments held under your Contract for at least three Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this “free 10%” from your “oldest” Purchase Payment that is still otherwise subject to the charge.

Example:  You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. Your Contract Value in Contract Year 3 is $19,000 which includes $2,000 in earnings. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After your withdrawal, your Contract Value is $15,300 (all attributable to your prior Purchase Payments). If, in Contract Year 4, your Contract Value equals $12,500; you may withdraw $9,000 [$8,300 (remaining amount of your initial $10,000 Purchase Payment that in Contract Year 4 is free of withdrawal charges) plus $700 (10% of $7,000 additional Purchase Payments)].

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the “oldest” Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since that Purchase Payment was effective. A Purchase Payment is “one year old” or has an “age of one” from the day it is effective until the beginning of the day preceding your next Contract Anniversary; beginning on the day preceding that Contract Anniversary, your Purchase Payment will have an “age of two”, and increases in age on the day preceding each Contract Anniversary. When you withdraw an amount subject to the withdrawal charge, the “age” of the Purchase Payments you withdraw determines the level of withdrawal charge as follows:

“Age” of Payment in Years	Withdrawal Charge as a percentage of the amount withdrawn
1	7%
2	6%
3	4%
4 or more	0%

We pay sales commissions and other expenses associated with the promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 5.00% of your aggregate Purchase Payments.

Sellers of Contracts will be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.25%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. Within certain limits imposed by the National Association of Securities Dealers, Inc. (NASD), registered representatives who are associated with broker/dealer firms affiliated with Pacific Life & Annuity may qualify for sales incentive programs sponsored by Pacific Life & Annuity. Registered representatives may also receive non-compensation such as expense-paid educational or training seminars or promotional merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another are not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR INVESTMENTS ARE ALLOCATED—Transfers and THE GENERAL ACCOUNT—Withdrawals and Transfers sections in this Prospectus.

Premium Taxes

A tax may be imposed on your Investments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at the Annuity Date, or at such other time as taxes may be imposed. Currently, there are no premium taxes in effect but may be charged in the future.

If we pay any taxes attributable to Investments (“premium taxes”), we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes and/or other taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred by us. For these purposes, “premium taxes” include any state or local premium or retaliatory taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of Investments we have received. We will base this charge on the Contract Value.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value (on a pro rated basis for that Contract Year), if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account. We do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract. That is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to waive or reduce charges by crediting additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to waive or reduce charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons (“Eligible Persons”). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Select Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. These credits will be added to an Eligible Person’s Contract when we apply the Investments. We may also agree to waive minimum Investment requirements for Eligible Persons.

We will only reduce or waive charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

With respect to additional amounts as described above, you generally will not keep any amounts credited if you return your Contract during the Free Look period. See WITHDRAWALS—Right to Cancel (“Free Look”) section in this Prospectus for a more complete description of the amount that would be refunded if you exercised your right to cancel.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the “Risk Charge”). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is “mortality risk.” We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called “expense risk.”

This Risk Charge is assessed daily at an annual rate equal to 1.40% of each Subaccount’s assets. This charge may not be increased for the duration of your Contract.

The Risk Charge will stop at the Annuity Date if you select a fixed annuity. The base Risk Charge, but not any increase in the Risk Charge for the Stepped-Up Death Benefit Rider, will continue after the Annuity Date if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Increase in Risk Charge If the Stepped-Up Death Benefit Rider Is Purchased

We increase your Risk Charge by an annual rate equal to 0.20% of each Subaccount’s assets if you purchase the Stepped-Up Death Benefit Rider (SDBR). The total Risk Charge annual rate will be 1.60% if the SDBR is purchased. Any increase in your Risk Charge will not continue after the Annuity Date. See PURCHASING YOUR CONTRACT—Purchasing the Stepped-Up Death Benefit Rider section in this Prospectus.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate equal to 0.25% of the assets of each Subaccount. This rate is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after the Annuity Date if you choose any variable annuity.

Guaranteed Protection Advantage (GPA) Annual Charge (Optional Rider)

If you purchase the Guaranteed Protection Advantage Rider, we will deduct a Guaranteed Protection Charge from your Investment Options on a proportionate basis on each Contract Anniversary that the Rider remains in effect following the Effective Date of this Rider, and if you terminate the Rider. The Guaranteed Protection Charge is equal to 0.10% multiplied by your Contract Value on the date the Charge is deducted.

For Contracts issued before May 1, 2003, any portion of the Guaranteed Protection Charge we deduct from the Fixed Option will not be greater than the annual interest credited in excess of 3%. If you make a full withdrawal during a Contract Year, we will deduct the entire Guaranteed Protection Charge for the Contract Year from the final payment made to you.

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable waivers and/or reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund’s fees and expenses are described in detail in the Fund’s Prospectus and in its SAI.

RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you may choose a sole Annuitant or Joint Annuitants. If you are buying a Qualified Contract, you must be the sole Annuitant. If you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant. The Contingent Annuitant will not have any Contract benefits, including death benefit proceeds, until becoming the sole surviving Annuitant. More information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (Primary, Joint or Contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable charge for premium taxes and/or other taxes (the “Conversion Amount”), as long as such Conversion Amount annuitized is at least $2,000. We will send the annuity payments to the payee that you designate. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any Guaranteed Protection Charge, and any applicable withdrawal charge. This option of distribution may or may not be available, or may be available for only certain types of Contracts. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $2,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your current Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date. If you have a sole Annuitant, your Annuity Date cannot be later than his or her 90th birthday. However, to meet Internal Revenue Service (IRS) minimum distribution rules, your required minimum distribution date may be earlier than your Annuity Date. If you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant’s 90th birthday. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant’s attained age 59 1/2. See the FEDERAL TAX STATUS section in this Prospectus.

You should carefully review the Annuity Options with a qualified tax adviser, and, for Qualified Contracts, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments, required minimum distributions, and other matters.

For instance, under requirements for qualified plans under Section 401 of the Code and IRAs under section 408 of the Code, the entire interest under the Contract must be distributed to the Owner/Annuitant not later that the Owner/Annuitant’s Required Beginning Date (“RBD”), or distributions over the life of the Owner/Annuitant (or the Owner/Annuitant and his Beneficiary) must commence not later than the RBD.

The RBD for distributions from a Qualified Contract maintained for an IRA under Section 408 of the Code is generally April 1 of the calendar year following the year in which the Owner/Annuitant reaches age 70 1/2. The RBD for a Qualified Contract maintained for a qualified retirement or pension plan under Section 401 of the Code or a Section 403(b) annuity is April 1 of the calendar year following the later of the year in which the Owner/Annuitant reached 70 1/2, or, if the plan so provides, the year in which the Owner/Annuitant retires. There is no RBD for a Roth IRA maintained pursuant to Section 408A of the Code.

If the Owner/Annuitant dies prior to (i) his RBD, or (ii) complete distribution from the Qualified Contract, the remainder shall be distributed as provided in the “Qualified Plan Death of Annuitant Distribution Rules”. Life expectancy is computed by use of the Single Life Table of the Final and Temporary Regulations, issued April 17, 2002 (Regulation Section 1.401(a)(9)-9). Congress recently required the IRS to update these tables to reflect increased life expectancies. A subsequent life expectancy shall be calculated by reducing the life expectancy of the Beneficiary (or Owner/Annuitant) by one in each following calendar year.

The method of distribution selected must comply with the minimum distribution rules of Code Section 401(a)(9), and the applicable proposed Regulations thereunder.

The IRS issued Final and Temporary Regulations on April 17, 2002. Effective January 1, 2003, the IRS requires that all IRA holders and Qualified Plan Participants (with one exception discussed below) use a Uniform Lifetime Table to calculate their Required Minimum Distributions.

The Uniform Lifetime Table is based on a joint life expectancy and uses the IRA owner’s actual age and assumes that the beneficiary is 10 years younger than the IRA owner. Note that under these final regulations, the IRA owner does not need to actually have a named beneficiary when they turn 70 1/2.

The exception noted above is for an IRA owner who has a spouse, who is more than 10 years younger, as the sole beneficiary on the IRA. In that situation, the spouse’s actual age (and life expectancy) will be used in the joint life calculation.

For calendar year 2003, and thereafter, taxpayers (and the underlying Qualified Plan) must rely on the Final and Temporary Regulations (discussed above) Final and Temporary. If any future guidance from the IRS is more restrictive than the guidance in these Final and Temporary Regulations, the future guidance will be issued without retroactive effect.

Under the final proposed Regulations, for retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of required minimum distributions or annuity payments under Annuity Options 2 and 4 generally may be:

•	no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and

•	must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant.

Under Option 3, if the Beneficiary is not the Annuitant’s spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified below may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a “continuing Contract”). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your “Annuity Date” would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you contact a qualified tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant’s 90th birthday or your younger Joint Annuitant’s 90th birthday, whichever applies. Certain Qualified Plans may require distribution to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $2,000) as follows: the net amount from your Fixed Option, if applicable, will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If the net amount is less than $2,000, the entire amount will be distributed. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with a ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50%; your spouse will automatically be considered your Beneficiary.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount, and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see Annuity Options below). Third, you may decide how often you want annuity payments to be made (the “frequency” of the payments). You may not change these selections after the Annuity Date.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT section in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

1.	Life Only. Periodic payments are made to the designated payee during the Annuitant’s lifetime. Payments stop when the Annuitant dies.

2.

Life with Period Certain.  Periodic payments are made to the designated payee during the Annuitant’s lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Owner receives the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your contract. For the purpose of calculating the withdrawal charge, annuity payments made prior to redemption will be treated as partial withdrawals. When a life income option settlement option with a period certain provides for installments of the same amount at some ages for a different period certain, we will deem an election to have been made for the longest period certain that could have been selected for such age and amount. That is, the present value will be reduced by the amount needed to produce withdrawal proceeds equal to the amount of the annuity payment.

3.	Joint and Survivor Life. Periodic payments are made during the lifetime of the primary Annuitant. After the death of the primary Annuitant, periodic payments will continue to be made during the lifetime of the secondary Annuitant named in the election. You may choose to have the payments to the surviving secondary Annuitant equal 50%, 66 2/3% or 100% of the original amount payable made during the lifetime of the primary Annuitant (you must make this election when you choose your Annuity Option). If you elect a reduced payment based on the life of the secondary Annuitant, fixed annuity payments will be equal to 50% or 66 2/3% of the original fixed payment payable during the lifetime of the primary Annuitant; variable annuity payments will be determined using 50% or 66 2/3%, as applicable, of the number of Annuity Units for each Subaccount credited to the Contract as of the date of death of the primary Annuitant. Payments stop when both Annuitants have died.

4.	Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, we pay the Owner the remainder of the guaranteed payments. Additionally, if variable payments are elected under this option, you may redeem all remaining guaranteed variable payments after the Annuity Date. The amount available upon such redemption would be the present value of any remaining guaranteed variable payments at the assumed investment return. Any applicable withdrawal charge will be deducted from the present value as if you fully surrendered your Contract. For the purposes of calculating the withdrawal charge, annuity payments made prior to redemption will be treated as partial withdrawals. That is, the present value will be reduced by the amount needed to produce withdrawal proceeds equal to the amount of the annuity payment.

If the Owner dies after the Annuity Date the Owner’s Rights will be assumed by the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the Owner’s Rights will be assumed by the Owner’s Estate.

For Qualified Contracts please refer to the section in this Prospectus under Choosing Your Annuity Date. If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), your spouse’s consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $20. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select. This amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date.

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 4% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in effect for your Contract or the Annuity Date which are at least the variable annuity income factors under the Contract. You may choose any other annuity option we may offer on the option’s effective date. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 4% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

Death benefit proceeds may be payable before the Annuity Date on proof of death of the sole surviving Annuitant or of any Contract Owner while the Contract is in force. If there are Joint Owners, the contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The amount of the death benefit proceeds will be paid according to the Death Benefit Proceeds section below.

The “Notice Date” is the day on which we receive, in proper form, proof of death and instructions regarding payment of death benefit proceeds. If a Contract has multiple recipients, death benefit proceeds will be calculated when we first receive proof of death and instructions, in proper form, from any recipient. The death benefit proceeds still remaining to be paid to other recipients will fluctuate with the performance of the underlying Investment Options.

Death Benefit Proceeds

Death benefit proceeds will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death benefit proceeds. Such proceeds will equal the amount of the death benefit proceeds reduced by any charges for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an Annuity Option under the Contract or towards the purchase of any Annuity Option we then offer, or in any other manner permitted by the IRS and approved by us. Any such Annuity Option is subject to all restrictions (including minimum amount requirements) as are other annuities under the Contract; in addition, there may be legal requirements that limit the recipient’s Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before making a death benefit election.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

The Contract incorporates all applicable provisions of Code Section 72(s) and any successor provision, as deemed necessary by us to qualify the Contract as an annuity contract for federal income tax purposes. If an Owner of a Non-Qualified Contract dies before the Annuity Date, they must begin distribution within one year after the Owner’s death or complete distribution within 5 years after the Owner’s death. In order to satisfy this requirement, the designated recipient must receive a final lump sum payment by the fifth anniversary of the death of the Contract Owner, or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner’s death, or if permitted by the IRS, a systematic distribution over a period not exceeding the beneficiary’s life expectancy using a method that would be acceptable for the purpose of calculating the minimum distribution required under section 401(a)(9) of the Code. If an election to receive an annuity is not made within 60 days of our receipt of proof, in proper form, of the Owner’s death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner’s death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Owner to die.

The Owner may designate that the Beneficiary will receive death benefit proceeds through annuity payments for life or over a period that does not exceed the Beneficiary’s life expectancy. The Owner must designate the payment method in writing in a form acceptable to us. The Owner may revoke the designation only in writing and only in a form acceptable to us. Once the Owner dies, the Beneficiary cannot revoke or modify the Owner’s designation.

If the Owner who was not an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

If the Owner who was an Annuitant dies, the designated recipient will be the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the designated recipient will be the Owner’s Estate.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations and our administrative procedures, if the Contract is owned under a Qualified Plan pursuant to sections 401, 403, 408, 408A of the Code and the Annuitant dies before the Required Beginning Date, the payment of any death benefit proceeds must be made to the designated recipient in accordance with one of two rules. One rule generally requires the death benefit proceeds to commence distribution by December 31 of the calendar year following the calendar year of the Annuitant’s death and continue over the life of his or her Beneficiary (the “life expectancy method”). The second rule requires distribution of the entire death benefit proceeds no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant’s death falls (the “five-year rule”).

However, the life expectancy method and the five-year rule are modified if the Beneficiary is a surviving spouse. If the surviving spouse elects to continue the contract and not do an eligible rollover to an IRA or another existing eligible plan in his or her name, then he or she will be subject to the five-year rule. However, the surviving spouse may waive the five-year requirement and elect to take distributions over his or her life expectancy, and if the surviving spouse elects to defer the commencement of required distributions beyond the first anniversary of the Annuitant’s death, the surviving spouse will be deemed to continue the Contract. In this instance, the surviving spouse may defer required distributions until the later of:

•	December 31 of the year following the year the Annuitant died, or

•	December 31 of the year in which the deceased Annuitant would have turned 70 1/2.

Further, under our administrative procedures, if the required distributions election is not received by us in good order by December 31 of the year following the Annuitant’s death or by the December of the year in which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of Required Minimum Distributions (except in the case of a Roth IRA when RMDs do not apply) but before the Annuitant’s entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant’s death.

The Amount of the Death Benefit: Death of Annuitant

If the sole surviving Annuitant, or the first Owner who is also an Annuitant dies prior to the Annuity Date, the death benefit proceeds will be the Death Benefit Amount. The Death Benefit Amount will be the greater of:

•	your Contract Value as of the Notice Date, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

If the Annuitant who was not an Owner dies, the designated sole Annuitant will then be the first living person in the following order and no death benefit proceeds will be payable:

•	a surviving Joint Annuitant, or

•	a surviving Contingent Annuitant.

If there is no surviving Joint or Contingent Annuitant, the death benefit proceeds will be payable to the first living person in the following order:

•	Owner,

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If the Owner who is not an Annuitant dies or they die simultaneously, the death benefit proceeds will be calculated under the Death of Annuitant provisions and proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be payable to the Owner’s Estate.

Optional Stepped-Up Death Benefit Rider

If you purchase the Stepped-Up Death Benefit Rider (SDBR) at the time your application is completed upon the death of the sole surviving Annuitant or the first death of an Owner who is also an Annuitant, prior to the Annuity Date, the death benefit proceeds will be equal to the greater of (a) or (b) below:

(a)	the Death Benefit Amount as of the Notice Date.

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of:

•	your Contract Value as of that day, or

•	your aggregate Purchase Payments reduced by an amount for each withdrawal, which is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of the withdrawal, including any withdrawal charge, to the Contract Value immediately prior to each withdrawal.

(b)	the Guaranteed Minimum Death Benefit Amount as of the Notice Date.

The actual Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant, or the first death of an Owner who is also an Annuitant, prior to the Annuity Date and is determined as follows:

First we calculate what the Death Benefit Amount would have been as of your first Contract Anniversary and each subsequent contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday (each of these Contract anniversaries is a “Milestone Date”).

We then adjust the Death Benefit Amount for each milestone date by:

•	adding the aggregate amount of any Purchase Payments received by us since the Milestone Date, and

•	subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount if you purchase the SDBR. Calculation of any actual Guaranteed Minimum Death Benefit Amount is only made once death benefit proceeds become payable under your Contract.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not an Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be paid to the Owner’s Estate.

If a Contract Owner who is an Annuitant dies before the Annuity Date, the amount of the death benefit will be determined in accordance with the The Amount of the Death Benefit: Death of Annuitant section above, and will be paid in accordance with the Death Benefit Proceeds section. The death benefit proceeds will be paid to the first living person in the following order:

•	Joint Owner,

•	Contingent Owner,

•	Beneficiary, or

•	Contingent Beneficiary.

If none are living the death benefit proceeds will be paid to the Owner’s Estate.

Spousal Continuation

Generally, a sole designated recipient who is the Owner’s spouse may elect to become the Owner (and sole Annuitant if the deceased Owner had been the Annuitant) and continue the Contract until the earliest of the spouse’s death, the death of the Annuitant, or the Annuity Date, except in the case of a Qualified Contract which is qualified pursuant to section 403 of the Code. On the Notice Date, if the surviving spouse is deemed to have continued the Contract, we will set the Contract Value equal to the death benefit proceeds that would have been payable to the spouse as the deemed Beneficiary/designated recipient of the death benefit proceeds (“Add-In Amount”). The Add-In Amount will be added to the Contract Value on the Notice Date. There will not be an adjustment to the Contract Value if the Contract Value is equal to or greater than the death benefit proceeds as of the Notice Date. The Add-In Amount will be allocated among Investment Options in accordance with the current allocation instructions for the Contract and may be, under certain circumstances, considered earnings. A Joint or Contingent Owner who is the designated recipient, but not the Owner’s spouse, may not continue the Contract.

WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract while the Annuitant is living and your Contract is in force. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than $500, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section below. If your partial withdrawal request is for an amount exceeding the amount as described in the Amount Available for Withdrawal section, we have the right, at our option, to terminate your Contract and send you the amount available for withdrawal. For Contracts issued before May 1, 2003, partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See THE GENERAL ACCOUNT—Withdrawals and Transfers section in this Prospectus.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any Guaranteed Protection Charge, withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes and/or other taxes. The amount we send to you (your “withdrawal proceeds”) will also reflect any required or requested federal and state income tax withholding. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT—Withdrawals and Transfers sections in this Prospectus.

You assume investment risk on Purchase Payments in the Subaccounts. As a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each Investment Option immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. The first withdrawal will occur one period from the effective date of the request in proper form.

Example:  On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a penalty tax of 10% or more if you have not reached age 59 1/2. Pre-authorized withdrawals cannot be used to continue the Contract beyond the Annuity Date. See the FEDERAL TAX STATUS and THE GENERAL ACCOUNT—Withdrawals and Transfers sections in this Prospectus. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a “lost Contract affidavit.”

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your:

•	severance from employment,

•	death,

•	disability as defined in Section 72(m)(7) of the Code,

•	reaching age 59 1/2, or

•	hardship as defined for purposes of Section 401 of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a penalty tax of 10% or more if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS section in this Prospectus. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult a qualified tax adviser and/or a qualified plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until we receive confirmation in our Annuities administrative office that your check has cleared.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS section in this Prospectus.

Right to Cancel (“Free Look”)

During the Free Look period, you have the right to cancel your Contract and return it to us for a refund. If you return your Contract, it will be canceled. The amount of your refund may be more or less than the Purchase Payments you’ve made. The Free Look period ends 10 days after you receive your Contract. If you are replacing another annuity contract or life insurance policy the Free Look period ends 60 days after you receive your contract.

Your refund will be your Contract Value based upon the next determined Accumulated Unit Value (“AUV”) after we receive your Contract for cancellation, plus a refund of any amount that may have been deducted as Contract charges to pay for premium taxes, and minus the Contract Value attributable to any additional amount credited as described in CHARGES, FEES AND DEDUCTIONS—Waivers and Reduced Charges section in this Prospectus. This means you will not keep any amounts that we add as a credit or any gains and losses on the amounts credited (but if the credited amounts and gains on such amounts exceed the withdrawal charge percentage on your Contract, we will refund the amount of the excess). You will receive any Contract fees and charges that we deducted from the credited amounts. We have applied to the Securities and Exchange Commission for an exemptive order to change the amount you would receive if you return your Contract during the Free Look period. We can not be sure that the SEC will grant this order, but if it is granted, you would not receive any amounts that we add as a credit or Contract fees and charges deducted from those amounts, but you would keep the gains or losses on the credited amounts. Thus an Owner who returns a Contract within the Free Look period bears only the investment risk on amounts attributable to Purchase Payments. For any Contract issued as an IRA returned within 7 days after you receive it, we are required to return all Purchase Payments (less any withdrawals made).

You’ll find a complete description of the Free Look period and amount to be refunded that applies to your Contract on the Contract’s cover page, or on a notice that accompanies your Contract.

Your Purchase Payments will be allocated in accordance with your application or your most recent allocation instructions.

PACIFIC LIFE & ANNUITY, PACIFIC LIFE, AND THE SEPARATE ACCOUNT

Pacific Life & Annuity Company (PL&A)

Pacific Life & Annuity Company is a life insurance company based in Arizona. Our operations include life insurance, annuity and institutional products, group life and health insurance and various other insurance products and services. At the end of 2002, we had total statutory assets of $854 million.

PL&A is authorized to conduct life insurance and annuity business in Arizona, New York and certain other states. Our principal office is located at 700 Newport Center Drive, Newport Beach, California 92660.

PL&A was incorporated in 1982 under the name of Pacific Financial Life Insurance Company. We merged with Pacific Financial Life Insurance Company of Arizona and assumed the PM Group Life Insurance Company in transferring domicile from California to Arizona, which was completed in 1990. On January 1, 1999, we changed our name to our current name, Pacific Life & Annuity Company.

Our affiliate, Pacific Select Distributors, Inc. (PSD), serves as the principal underwriter (distributor) for the Contracts. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PSD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of ours and PSD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our financial strength with respect to our General Account assets.

Pacific Life

Pacific Life Insurance Company administers the policies sold under this Prospectus. At the end of 2002, Pacific Life had over $135 billion of individual life insurance and total admitted assets of approximately $51.3 billion. It is ranked as the 15th largest life insurance carrier in the U.S. in terms of 2002 admitted assets. Pacific Life’s principal office is at 700 Newport Center Drive, Newport Beach, CA 92660.

Separate Account A

Separate Account A was established on January 25, 1999 as a separate account of ours, and is registered with the SEC under the 1940 Act, as a type of investment company called a “unit investment trust.”

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account’s assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See the accompanying Prospectus and the SAI for the Fund for more information.

FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an Accumulation Unit.

This information in the table for the period ended December 31, 2002 is included in the financial statements of Separate Account A which have been audited by Deloitte & Touche LLP, independent auditors. You should read the table in conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 2002.

	2002

	Without Rider	With Stepped-Up Death Benefit Rider

Blue Chip
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.43	$7.42
Number of Subaccount Units outstanding at end of period	98,525	101,409

Aggressive Growth
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.60	$7.58
Number of Subaccount Units outstanding at end of period	7,166	4,347

Diversified Research
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.49	$7.48
Number of Subaccount Units outstanding at end of period	5,109	7,031

Small-Cap Equity
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.25	$7.23
Number of Subaccount Units outstanding at end of period	1,898	4,807

International Large-Cap
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$8.08	$8.07
Number of Subaccount Units outstanding at end of period	35,189	54,192

I-Net Tollkeeper SM
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$6.95	$6.94
Number of Subaccount Units outstanding at end of period	2,481	10

Financial Services
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$8.20	$8.18
Number of Subaccount Units outstanding at end of period	811	1,601

Health Sciences
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.90	$7.89
Number of Subaccount Units outstanding at end of period	584	8,879

Technology
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$5.60	$5.60
Number of Subaccount Units outstanding at end of period	1,956	9,355

Telecommunications
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$6.78	$6.77
Number of Subaccount Units outstanding at end of period	797	579

Growth LT
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.38	$7.37
Number of Subaccount Units outstanding at end of period	35,095	58,108

	2002

	Without Rider	With Stepped-Up Death Benefit Rider

Focused 30
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.15	$7.14
Number of Subaccount Units outstanding at end of period	10	2,318

Mid-Cap Value
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$8.09	$8.08
Number of Subaccount Units outstanding at end of period	31,337	55,496

International Value
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$8.24	$8.23
Number of Subaccount Units outstanding at end of period	48,651	70,489

Capital Opportunities
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.32	$7.30
Number of Subaccount Units outstanding at end of period	8,270	19,118

Global Growth
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.93	$7.92
Number of Subaccount Units outstanding at end of period	1,579	10

Equity Index
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.66	$7.65
Number of Subaccount Units outstanding at end of period	33,694	38,048

Small-Cap Index
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.53	$7.52
Number of Subaccount Units outstanding at end of period	13,429	31,170

Multi-Strategy
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$8.73	$8.72
Number of Subaccount Units outstanding at end of period	3,773	12,838

Main Street® Core (formerly called Large-Cap Core)
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.31	$7.30
Number of Subaccount Units outstanding at end of period	20,401	3,794

Emerging Markets
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$8.55	$8.53
Number of Subaccount Units outstanding at end of period	2,675	5,059

Inflation Managed
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$11.37	$11.36
Number of Subaccount Units outstanding at end of period	247,942	131,835

Managed Bond
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$10.97	$10.95
Number of Subaccount Units outstanding at end of period	142,855	183,262

Money Market
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$9.98	$9.96
Number of Subaccount Units outstanding at end of period	159,764	73,498

High Yield Bond
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$9.44	$9.42
Number of Subaccount Units outstanding at end of period	44,552	36,892

	2002

	Without Rider	With Stepped-Up Death Benefit Rider

Equity Income
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$8.17	$8.15
Number of Subaccount Units outstanding at end of period	22,523	27,660

Research
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.81	$7.80
Number of Subaccount Units outstanding at end of period	10	1,282

Equity
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.31	$7.30
Number of Subaccount Units outstanding at end of period	10	352

Aggressive Equity
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.01	$7.00
Number of Subaccount Units outstanding at end of period	3,983	9,199

Large-Cap Value
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.56	$7.55
Number of Subaccount Units outstanding at end of period	100,224	134,075

Comstock (formerly called Strategic Value)
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$7.31	$7.30
Number of Subaccount Units outstanding at end of period	5,983	5,481

Real Estate
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$9.09	$9.08
Number of Subaccount Units outstanding at end of period	6,014	23,959

Mid-Cap Growth
Subaccount Unit Value at beginning of period	$10.00	$10.00
Subaccount Unit Value as of December 31	$5.67	$5.66
Number of Subaccount Units outstanding at end of period	3,948	7,456

The Short Duration Bond and Small-Cap Value Subaccounts began operations on May 1, 2003 and are not included in the Financial Highlights. All Subaccounts began operations April 1, 2002.

FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on our understanding of current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature and is not intended as tax advice. Moreover, it does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons  (e.g., corporations) unless such an entity holds the contract as agent for a natural person. If a contract is not owned or held by a natural person or as agent for a natural person, the contract generally will not be treated as an “annuity” for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or an agent for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, generally no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear in the Fund’s SAI. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified Contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one Contract for purposes of determining the amount includible in gross income under Internal Revenue Code (Code) Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of Contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Investments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Investments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal or other distribution may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is:

•	made on or after the date you reach age 59 1/2,

•	made by a Beneficiary after your death,

•	attributable to you becoming disabled,

•	in the form of level annuity payments under a lifetime annuity, or

•	any distribution to the extent it is required under the required minimum distribution rules of section 401(a)(9) of the Code.

Additional exceptions may apply to certain Qualified Contracts (see the Taxes Payable on Annuity Payments section).

Taxes Payable on Optional Rider

It is our understanding that the charges relating to any optional death benefit rider (SDBR and/or EEG) are not subject to current taxation and we will not report them as such. However, the Internal Revenue Service (IRS) may determine that these charges should be treated as partial withdrawals subject to current taxation to the extent of any gain and, if applicable, the 10% tax penalty. We reserve the right to report any SDBR charges as partial withdrawals if we believe that we would be expected to report them in accordance with IRS regulations.

As of the date of this Prospectus, IRS regulations state that Individual Retirement Accounts (IRAs) may not invest in life insurance contracts. However, a Contract that is used as an IRA may provide for a death benefit that equals the greater of the Purchase Payments made and the Contract Value.

Section 401 plans, section 403(b) annuities and IRAs (but not Roth IRAs) can only offer incidental death benefits. The IRS could take the position that the enhanced death benefits provided by the optional death benefit rider are not incidental.

To the extent that the optional death benefit riders alter the timing or the amount of the payment of distributions under a Qualified Contract, the riders cannot be paid out in violation of the minimum distribution rules of the Code.

The Contract offers optional death benefit riders that, when combined with the Contract, may exceed the death benefit allowable under IRS Regulations. Although, we believe that these regulations do not prohibit the SDBR from being added to your Contract if it is issued as a Traditional IRA, Roth IRA, or SIMPLE IRA, the law is unclear. It is possible that the IRS may disqualify the Contract if it is issued with the SDBR, which may result in certain deemed distributions, increases in taxes, or, possibly, tax penalties. You should consult with a qualified tax advisor before deciding to purchase any optional death benefit rider in connection with any IRA Contract.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Investments (as used here, “Investments” means the aggregate Investments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Investments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s). Such a payment may also be subject to a penalty tax.

Should the death of a Contract Owner cause annuity payments to cease before Investments have been fully recovered, a deduction may be allowed on the final tax return for the unrecovered Investments. However, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Investments as payments are made. Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

Any amount payable upon the Contract Owner’s death, whether before or after the Annuity Date, will be included in the estate of the Contract Owner for federal estate tax purposes. In addition, designation of a non-spouse Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of Non-Qualified Contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses, incident to a divorce, or transfers to and from a trust acting as agent for the Owner or the Owner’s spouse.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of qualified plan loans, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with a qualified tax adviser and/or plan administrator before you withdraw any portion of your Contract Value.

Individual Retirement Annuities (“IRAs”)

In addition to “traditional” IRAs established under Code 408, there are Roth IRAs governed by Code Section 408A and SIMPLE IRAs established under Code Section 408(p). Also, Qualified Plans under Section 401 or 403(b) of the Code that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA and other Qualified Plans:

Traditional IRAs

Traditional IRAs are subject to limitations on the amount that may be contributed each year (these contribution limits are scheduled to increase over the next several years), the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include:

•	distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Designated Beneficiary,

•	certain higher education expenses,

•	used to pay for certain health insurance premiums or medical expenses, and

•	costs related to the purchase of your first home.

Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You (or your surviving spouse if you die) may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your traditional IRA. To avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to your traditional IRA. Similar limitations and tax penalties apply to tax sheltered annuities, 401(k) plans, and pension and profit-sharing plans.

SIMPLE IRAs

The Savings Incentive Match Plan for Employees of Small Employers (“SIMPLE Plans”) is a type of Qualified Plan. Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like other Qualified Plans, a 10% penalty tax is imposed on certain distributions that occur before you attain age 59 1/2. In addition, the penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by the individual’s employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be transferred over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA, 403(b) annuity contract or other Qualified Plan after a required two year waiting period.

Roth IRAs

Section 408A of the Code permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner’s lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner/Annuitant or distributed over the life expectancy of the Designated Beneficiary. The owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities (“TSAs”)

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Investments made on Contracts purchased for these employees are excludable from the employees’ gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties. Distributions from amounts contributed to a TSA pursuant to a salary reduction arrangement, may be made from a TSA only upon attaining age 59 1/2, severance from employment, death, disability, or financial hardship. Section 403(b) annuity distributions can be rolled over to other Qualified Plans in a manner similar to those permitted by Qualified Plans that are maintained pursuant to Section 401 of the Code.

401(k) Plans; Pension and Profit-Sharing Plans

Plans may be established by eligible employers for certain eligible employees under Section 401 of the Code. These plans may be 401(k) plans, profit-sharing plans, or other pension or retirement plans. Contributions to these plans are subject to certain limitations. Please consult your Qualified Plans Summary Plan description for more information.

Catch-Up Provision

Generally, Qualified Plan on IRA Participants over the age of 50 may contribute additional amounts as catch-up contributions if the terms of the Plan so permit. In addition, distributions from each type of IRA are subject to differing restrictions.

Loans

Certain Owners of Qualified Contracts may borrow against their Contracts; otherwise loans from us are not permitted. You may request a loan from us, using your Contract Value as your only security. If yours is a Qualified Contract that is:

•	not subject to Title 1 of ERISA,

•	issued under Section 403(b) of the Code, and

•	permits loans under its terms (a “Loan Eligible Plan”).

You will be charged interest on your Contract Debt at a fixed annual rate equal to 5%. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate of 3%.

Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances these loans are processed by your Plan Administrator. We urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Generally interest paid on your loan under a 401 or 403(b) tax-sheltered annuity will be considered non-deductible “personal interest” under Section 163(h) of the Code, to the extent the loan comes from and is secured by your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

Loan Procedures

Your loan request must be submitted on our Non-ERISA TSA Application and Loan Agreement Form. You may submit a loan request 30 days after Contract Date and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the “Loan Account.” To make this transfer, we will transfer amounts proportionately from your Investment Options based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

•	50% of your Contract Value, or

•	$50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Loan Eligible Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Loan Eligible Plans, the amount you may borrow may be further restricted. We are not responsible for making any determinations (including loan amounts permitted) or any interpretations with respect to your Loan Eligible Plan.

If you purchase the GPA Rider (including any and all previous, current, and future versions), there may be adverse consequences to taking a loan while these Riders are in effect. If you have an existing loan on your Contract, you should carefully consider whether these Riders are appropriate for you.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

Example:  On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Generally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. While you have Contract Debt outstanding, we will treat all payments you send us as Investments unless you specifically indicate that your payment is a loan repayment or include your loan payment notice with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be applied to the principal balance of your loan. Such repayments will not change the due dates or the periodic repayment amount due for future periods. If a loan repayment is in excess of the principal balance of your loan, any excess repayment will be refunded to you. Repayments we receive that are less than the amount then due will be returned to you, unless otherwise required by law.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the “grace period”) to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a TSA funded by salary reductions you must meet one of five triggering events. The triggering events are:

•	attainment of age 59 1/2,

•	severance from employment,

•	death,

•	disability, and

•	financial hardship (with respect to contributions only, not income or earnings on those contributions).

If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification or to conform any terms of our loan arrangement with you to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-748-6907 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section 408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless:

•	the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA, or

•	the payment is a minimum distribution required under the Code.

The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Impact of Federal Income Taxes

In general, in the case of Non-Qualified Contracts, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing such a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life & Annuity Company

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Investments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts. We may vote on any matter voted on at Fund shareholders’ meetings. However, our current interpretations of applicable law requires us to vote the number of shares attributable to your Variable Account Value (your “voting interest”) in accordance with your directions.

We will pass proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders’ meeting. If there  are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will  vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we do not receive any voting instructions for the shares in a Separate Account, we will vote the shares in that Separate Account in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions. If we hold shares of a Portfolio in our General Account, we will vote such shares in the same proportion as the total votes cast for all of our separate accounts, including Separate Account A. We will vote shares of any Portfolio held by our non-insurance affiliates in the same proportion as the total votes for all separate accounts of ours and our insurance affiliates.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to:

•	your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by

•	the net asset value per share of that Portfolio.

Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner if yours is a Qualified Contract, you must be the only Contract Owner. Your Contract cannot name more than two Contract Owners either as Joint or Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 85 at the time of change or addition. If there are Joint Owners, the Contract will be owned by the Joint Owners as Joint Tenants With Right of Survivorship and not as Tenants in Common. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax and/or gift tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS—Selecting Your Annuitant section in this Prospectus.

Beneficiaries

Your Beneficiary is the person(s) who may receive death benefit proceeds under your Contract or any remaining annuity payments after the Annuity Date if the Annuitant dies. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. Spousal consent may be required to change the Beneficiary on an IRA. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary’s consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries. If your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, contact your Plan Administrator for details. We require that Contracts issued under Code Sections 401 and 457(b) to name the Plan as Beneficiary. If you leave no surviving Beneficiary or Contingent Beneficiary, your estate may receive any death benefit proceeds under your Contract.

Changes to All Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to substitute shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and the Insurance Superintendent of the State of New York will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by the Insurance Superintendent of the State of New York, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

•	cease offering any Subaccount;

•	add or change designated investment companies or their portfolios, or other investment vehicles;

•	add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

•	permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners’ requests;

•	add, remove or combine Variable Accounts;

•	combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

•	register or deregister Separate Account A or any Variable Account under the 1940 Act;

•	operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

•	run any Variable Account under the direction of a committee, board, or other group;

•	restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

•	make any changes required by the 1940 Act or other federal securities laws;

•	make any changes necessary to maintain the status of the Contracts as annuities under the Code;

•	make other changes required under federal or state law relating to annuities;

•	suspend or discontinue sale of the Contracts; and

•	comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-748-6907 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

Pacific Life & Annuity Company

P.O. Box 7138

Pasadena, California 91109-7138

If you are submitting an Investment or other payment by mail, please send it, along with your application if you are submitting one, to the following address or to the address indicated on your Contract specification pages, if different:

Pacific Life & Annuity Company

P.O. Box 100517

Pasadena, California 91189-0517

If you are using an overnight delivery service to send payments, please send them to the following address or to the address indicated on your Contract specifications pages, if different:

Pacific Life & Annuity Company

1111 South Arroyo Parkway, #205

Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date when the notice or instruction is signed, subject to our proper receipt. We “receive” this information only when it arrives, in proper form, at the correct mailing address set out above. In those instances when we receive electronic transmission of the information on the application from your representative’s broker-dealer firm and our administrative procedures with your broker-dealer so provide, we consider the application to be received on the Business Day we receive the transmission. If the address on your Contract specification pages is different and our administrative procedures with your broker-dealer so provide, in those instances when information regarding your Investment is electronically transmitted to us by the broker-dealer, we will consider the Investment to be received by us on the Business Day we receive the transmission of the information. Please call us at 1-800-748-6907 if you have any questions regarding which address you should use.

We reserve the right to process any Investment received at an incorrect address when it is received at either the address indicated in your Contract specifications pages or the appropriate address indicated in the Prospectus.

Investments after your initial Investment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will usually be effective on the same Business Day that we receive them in “proper form,” unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in “proper form” unless the transaction or event is scheduled to occur on another day. “Proper form” means in a form satisfactory to us. Requests regarding death benefit proceeds must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone and Electronic Transactions

You are automatically entitled to make certain transactions by telephone or, to the extent available, electronically. You may also authorize other people to make certain transaction requests by telephone or to the extent available electronically by sending us instructions in writing in a form acceptable to us. We cannot guarantee that you or any other person you authorize will always be able to reach us to complete a telephone or electronic transaction; for example, all telephone lines or our web-site may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones or the internet may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone or electronically before 4:00 p.m. Eastern time on any Business Day will usually be effective on that day, and we will provide you confirmation of each telephone or electronic transaction.

We have established procedures reasonably designed to confirm that instructions communicated by telephone or electronically are genuine. These procedures may require any person requesting a telephone or electronic transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone or electronically. You are authorizing us to accept and to act upon instructions received by telephone or electronically with respect to your Contract, and you agree that, so long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys’ fees) in connection with requests that we believe to be genuine. This policy means that so long as we comply with our procedures, you will bear the risk of loss arising out of the telephone and electronic transaction privileges of your Contract. If a Contract has Joint Owners, each Owner may individually make telephone and/or electronic requests.

Electronic Delivery Authorization

Subject to availability, you may authorize us to provide prospectuses, statements and other information (“documents”) electronically by so indicating on the application, or by sending us instructions in writing in a form acceptable to us to receive such documents electronically. You must have internet access to use this service. While we impose no additional charge for this service, there may be potential costs associated with electronic delivery, such as on-line charges. Documents will be available on our Internet Web site. You may access and print all documents provided through this service. As documents become available, we will notify you of this by sending you an e-mail message that will include instructions on how to retrieve the document. If our e-mail notification is returned to us as “undeliverable,” we will contact you to obtain your updated e-mail address. If we are unable to obtain a valid e-mail address for you, we will send a paper copy by regular U.S. mail to your address of record. You may revoke your consent for electronic delivery at any time and we will resume providing you with a paper copy of all required documents; however, in order for us to be properly notified, your revocation must be given to us a reasonable time before electronic delivery has commenced. We will provide you with paper copies at any time upon request. Such request will not constitute revocation of your consent to receive required documents electronically.

Timing of Payments and Transactions

For withdrawals, including exchanges under Code Section 1035 and other Qualified transfers, from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your request is effective or after the Notice Date, as the case may be. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain extraordinary circumstances. These include: a closing of the New York Stock Exchange other than on a regular holiday or weekend; a trading restriction imposed by the SEC; or an emergency declared by the SEC. For contracts issued before May 1, 2003, for withdrawals from the Fixed Option, death benefit payments attributable to Fixed Option Value, or fixed periodic annuity payments, payment of proceeds may be delayed for up to six months after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT section in this Prospectus for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Investments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term “replacement” has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life & Annuity Company wants you to understand how a replacement may impact your existing plan of insurance.

A policy “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A “financed purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Reinstatements

If we are the issuer of a Contract that is being replaced, we will reinstate the original Contract within 60 days of the date of delivery of the replacing contract if the Owner decides to keep the original Contract and:

•	we receive written proof that the replacing contract has been cancelled,

•	the date of cancellation, and

•	the replacing insurer processes a check and forwards it to us.

The original Contract will be reinstated with its original provisions and the amount of the check will be credited to the Contract on the date that it is received. If a withdrawal charge was applied at the time the Contract was replaced, the withdrawal charge amount will be credited to the Contract.

Financial Statements

Separate Account A commenced operations on April 1, 2002. The statements of assets and liabilities of Separate Account A as of December 31, 2002, the related statements of operations, statements of changes in net assets and financial highlights for the period from commencement of operations through December 31, 2002 are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2002. Pacific Life & Annuity Company’s financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information.

THE GENERAL ACCOUNT

The Fixed Option is no longer available for new Contracts issued on or after May 1, 2003. All references to the Fixed Option in this Prospectus and in the Statement of Additional Information do not apply to such Contracts.

The following information is only applicable to Contracts issued before May 1, 2003.

General Information

All amounts allocated to the Fixed Option become part of our General Account. We have contracted with Pacific Life to manage our General Account assets, subject to investment policies, objectives, directions, and guidelines established by our Board. You will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933, as amended, and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Guarantee Terms

When you allocate any portion of your Investments or Contract Value to the Fixed Option, we guarantee you an interest rate (a “Guaranteed Interest Rate”) for a specified period of time (a “Guarantee Term”) of up to one year.

Guaranteed Interest Rates for the Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for the Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

Example:   Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option or transfer amounts from your Fixed Option to one or more of the other Investment Options. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION—Timing of Payments and Transactions section in this Prospectus; any amount delayed will,

as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

We reserve the right to waive the restrictions that limits transfers from the Fixed Option to one transfer within the 30 days after the end of each Contract Anniversary. We also reserve the right to waive the limitations on the maximum amount you may transfer from the Fixed Option in any given Contract year. We may process requests for transfers from the Fixed Option that are within the maximum number of allowable transfers among the Investment Options each calendar year; i.e., limiting the number of transfers to 25 during each calendar year.

Transfers from the Fixed Option under the DCA program are also subject to a minimum duration of twelve months.

TERMS USED IN THIS PROSPECTUS

Some of the terms we’ve used in this Prospectus may be new to you. We’ve identified them in the Prospectus by capitalizing the first letter of each word. You’ll find an explanation of what they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-748-6907.

Account Value – The amount of your Contract Value allocated to a specified Variable Investment Option or for Contracts issued before May 1, 2003, the Fixed Option.

Annuitant – A person on whose life annuity payments may be determined. An Annuitant’s life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single (“sole”) Annuitant or two (“Joint”) Annuitants, and may also name a “Contingent” Annuitant. If you name Joint Annuitants or a Contingent Annuitant, “the Annuitant” means the sole surviving Annuitant, unless otherwise stated.

Annuity Date – The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option – Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary – A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or may have a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day – Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and our administrative offices are open. The New York Stock Exchange and our administrative offices are closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day, and the Friday before New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Saturday, the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. In this Prospectus, “day” or “date” means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI.

Code – The Internal Revenue Code of 1986, as amended.

Contingent Annuitant – A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner – A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary – The same date, in each subsequent year, as your Contract Date.

Contract Date – The date we issue your Contract. Contract Years, Contract Semiannual Periods, Contract Quarters and Contract Months are measured from this date.

Contract Debt – As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are only available on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your – Generally, a person who purchases a Contract and makes the Investments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights. If there are Joint Owners, the Contract will be owned as Joint Tenants With Right of Survivorship and not as Tenants in Common.

Contract Value – As of the end of any Business Day, the sum of your Variable Account Value, any Loan Account Value, and for Contracts issued before May 1, 2003, the Fixed Option Value.

Contract Year – A year that starts on the Contract Date or on a Contract Anniversary.

Earnings – As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Investments, which are reduced by withdrawals of prior Investments.

Fixed Option – For Contracts issued before May 1, 2003, if you allocate all or part of your Investments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive the Guaranteed Interest Rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value – For Contracts issued before May 1, 2003, the aggregate amount of your Contract Value allocated to the Fixed Option.

Fund – Pacific Select Fund.

General Account – Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

Guaranteed Interest Rate – For Contracts issued before May 1, 2003, the interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option. Each Guaranteed Interest Rate is expressed as an annual rate and interest is accrued daily. Each rate will not be less than an annual rate of 3%.

Guarantee Term – For Contracts issued before May 1, 2003, the period during which an amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option.

Investment – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

IRA – An individual retirement account qualified under Section 408 of the Code.

Investment Option – A Subaccount or, for Contracts issued before May 1, 2003, the Fixed Option offered under the Contract.

Joint Annuitant – If your Contract is a Non-Qualified Contract, you may name two Annuitants, called “Joint Annuitants,” in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account – The Account in which the amount equal to the principal amount of a loan and any interest accrued is held to secure any Contract Debt.

Loan Account Value – The amount, including any interest accrued, held in the Loan Account to secure any Contract Debt.

Net Contract Value – Your Contract Value less Contract Debt.

Non-Qualified Contract – A Contract other than a Qualified Contract.

Policyholder – The Contract Owner.

Portfolio – A separate portfolio of the Fund in which a Subaccount invests its assets.

Primary Annuitant – The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payments (“Premium Payments”) (“Investments”) – An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract – A Contract that qualifies under the Code as an individual retirement annuity or account (“IRA”), or form thereof, or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan – A retirement plan that receives favorable tax treatment under Section 401, 403, 408, or 408A of the Code.

SEC – Securities and Exchange Commission.

Separate Account A (the “Separate Account”) – A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

Subaccount – An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit – Subaccount Annuity Units (or “Annuity Units”) are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit – Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount. These Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value – The value of a Subaccount Unit (“Subaccount Unit Value”) or Subaccount Annuity Unit (“Subaccount Annuity Unit Value”). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets. Fluctuations also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table’s implicit assumption of an annual investment return of 4%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value – The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option – A Subaccount (also called a Variable Account).

CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

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To receive a current copy of the Pacific Innovations Select SAI without charge, call

(800) 748-6907 or complete the following and send it to:

Pacific Life & Annuity Company

Post Office Box 7138

Pasadena, CA 91109-7138

Name

Address

City                                                                                                   State                                   Zip

PACIFIC INNOVATIONS SELECT	WHERE TO GO FOR MORE INFORMATION

The Pacific Innovations Select variable annuity Contract is offered by Pacific Life & Annuity Company, 700 Newport Center Drive.
Newport Beach, California 92660.

If you have any questions about the Contract, please ask your registered representative or contact us.

You’ll find more information about the Pacific Innovations Select variable annuity contract and Separate Account A in the Statement of Additional Information (SAI) dated May 1, 2003.

The SAI has been filed with the SEC and is considered to be part of this Prospectus because it’s incorporated by reference. You’ll find the table of contents for the SAI on page 56 of this Prospectus.

You can get a copy of the SAI at no charge by calling or writing to us, or by contacting the SEC. The SEC may charge you a fee for this information.

How to contact us

Call or write to us at:

Pacific Life & Annuity Company

P.O. Box 7138

Pasadena, California 91109-7138

1-800-748-6907

6 a.m. through 5 p.m. Pacific time

Send Investments, other payments and application forms:

By mail

Pacific Life & Annuity Company

P.O. Box 100517

Pasadena, California 91189-0517

By overnight delivery service

Pacific Life & Annuity Company

1111 South Arroyo Parkway, Suite 205

Pasadena, California 91105

How to contact the SEC	Public Reference Section of the SEC Washington, D.C. 20549-6009 1-800-SEC-0330 Internet: www.sec.gov

Pacific Life & Annuity Company

700 Newport Center Drive

Newport Beach, CA 92660

(800) 748-6907

Mailing address:

P.O. Box 7138

Pasadena, CA 91109-7138

Visit us at our website: www.PacificLifeandAnnuity.com

* Membership promotes ethical market conduct

      for individual life insurance and annuities

Mailing address:

Pacific Life & Annuity Company

P.O. Box 7138

Pasadena, California 91109-7138

ADDRESS SERVICE REQUESTED

N216-3A

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2003

PACIFIC INNOVATIONS SELECT

SEPARATE ACCOUNT A

Pacific Innovations Select (the “Contract”) is a variable annuity contract underwritten by Pacific Life & Annuity Company (“PL&A”).

This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Contract’s Prospectus, dated May 1, 2003 which is available without charge upon written or telephone request to Pacific Life & Annuity Company. Terms used in this SAI have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the Contract’s Prospectus.

Subject to state approval, the Fixed Option is only available on Contracts before November 1, 2002. All references to the Fixed Option are subject to this disclosure. Ask your registered representative about its current status.

Pacific Life & Annuity Company

Mailing address: P.O. Box 7138

Pasadena, CA 91109-7138

(800) 748-6907

i

PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular contract owner.

Total Returns

A Subaccount may advertise its “average annual total return” over various periods of time. “Total return” represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. “Annualized” total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. “Average annual” total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount’s average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the “initial payment”) and we compute the ending redeemable value of that initial payment at the end of the measuring period based on the investment experience of that Subaccount (“full withdrawal value”). The full withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or any other taxes, any non-recurring fees or charges, or any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider, or any GPA Charge for the optional GPA Rider. The Annual Fee is also taken into account, assuming an average Contract Value of $65,000. The redeemable value is then divided by the initial payment and this quotient is raised to the 365/N power (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

T = (ERV/P)(365/N)-1

where	T	=	average annual total return
	ERV	=	ending redeemable value
	P	=	hypothetical initial payment of $1,000
	N	=	number of days

Average annual total return figures will be given for recent one-, three-, five-, and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount’s operations, or on a year-by-year basis).

When considering “average” total return figures for periods longer than one year, it is important to note that the relevant Subaccount’s annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use “aggregate” total return figures along with its “average annual” total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return. Standardized performance, if any, will be disclosed when available.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or GPA Charge for an optional GPA Rider.

1

Non-standardized Total Returns

We may also calculate non-standardized total returns which may or may not reflect any Annual Fee, withdrawal charges, and/or increases in Risk Charges, or GPA Charge for an optional GPA Rider, charges for premium taxes and/or any other taxes, and any non-recurring fees or charges.

Standardized return figures will always accompany any non-standardized returns shown.

Yields

Money Market Subaccount

The “yield” (also called “current yield”) of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount’s Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of  365/7)] – 1

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect any deduction of charges for any applicable premium taxes and/or any other taxes, or any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider, or any GPA Charge for the Optional GPA Rider, but do reflect a deduction for the Annual Fee, the Risk Charge and the Administrative Fee and assumes an average Contract Value of $65,000.

At December 31, 2002, the Money Market Subaccount’s current yield was –0.63% and the effective yield was –0.63%.

Other Subaccounts

“Yield” of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(a-b  + 1)6 - 1]

                          cd

where:	a	=	net investment income earned during the period by the Portfolio attributable to the Subaccount.
	b	=	expenses accrued for the period (net of reimbursements).
	c	=	the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
	d	=	the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the Administrative Fee, the Annual Fee (assuming an average Contract Value of $65,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes and/or any other taxes, any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider, any GPA Charge for the optional GPA Rider or any non-recurring fees or charges.

2

The Subaccounts’ yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount’s performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. (“Lipper”), the Variable Annuity Research and Data Service (“VARDS®”) or Morningstar, Inc. (“Morningstar”), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper’s rankings include variable life issuers as well as variable annuity issuers. VARDS® rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS® rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS® prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron’s, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount’s performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 2002. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account’s commencement of operations through December 31, 2002. The Contract reflects the deductions for all contractual fees and charges, but does not reflect any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider, or any charge for an optional GPA Rider, or any nonrecurring fees or charges, and any charges for premium taxes and/or any other taxes.

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The results shown in this section are not an estimate or guarantee of future investment performance.

Historical Separate Account Performance

Annualized Rates of Return for Periods Ended December 31, 2002

All numbers are expressed as a percentage

	Since Inception
Variable Accounts	AV	FWV
Blue Chip 04/01/2002	(25.72)	(32.07)
Aggressive Growth 04/01/2002	(24.05)	(30.39)
Diversified Research 04/01/2002	(25.07)	(31.41)
Small-Cap Equity 04/01/2002	(27.54)	(33.89)
International Large-Cap 04/01/2002	(19.18)	(25.48)
I-Net Tollkeeper SM 04/01/2002	(30.46)	(36.80)
Financial Services 04/01/2002	(18.03)	(24.33)
Health Sciences 04/01/2002	(20.97)	(27.27)
Technology 04/01/2002	(43.96)	(50.31)
Telecommunications 04/01/2002	(32.22)	(38.56)
Growth LT 04/01/2002	(26.18)	(32.53)
Focused 30 04/01/2002	(28.45)	(34.80)
Mid-Cap Value 04/01/2002	(19.12)	(25.42)
International Value 04/01/2002	(17.55)	(23.85)
Capital Opportunities 04/01/2002	(26.84)	(33.19)
Global Growth 04/01/2002	(20.69)	(26.99)
Equity Index 04/01/2002	(23.40)	(29.75)
Small-Cap Index 04/01/2002	(24.66)	(31.01)
Multi-Strategy 04/01/2002	(12.72)	(19.02)
Main Street® Core 04/01/2002 (formerly called Large-Cap Core)	(26.92)	(33.27)
Emerging Markets 04/01/2002	(14.53)	(20.83)
Inflation Managed 04/01/2002	13.74	7.44
Managed Bond 04/01/2002	9.69	3.39
Money Market 04/01/2002	(0.21)	(6.51)
High Yield Bond 04/01/2002	(5.63)	(11.93)
Equity Income 04/01/2002	(18.33)	(21.26)
Research 04/01/2002	(21.90)	(28.77)
Equity 04/01/2002	(26.87)	(33.22)
Aggressive Equity 04/01/2002	(29.92)	(36.26)
Large-Cap Value 04/01/2002	(24.42)	(30.77)
Comstock 04/01/2002 (formerly called Strategic Value)	(26.94)	(33.28)
Real Estate 04/01/2002	(9.10)	(15.40)
Mid-Cap Growth 04/01/2002	(43.31)	(49.66)

*	Date Variable Account commenced operations.

Effective January 1, 2000, Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 2, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. Prior to May 1, 2001, the Inflation Managed Portfolio was called the Government Securities Portfolio and some of the investment policies differed. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed. Effective January 1, 2003, OppenheimerFunds, Inc. (Oppenheimer) became the Portfolio Manager of the Multi-Strategy, MainStreet® Core (formerly called Large-Cap Core) and Emerging Markets Portfolios, prior to January 1, 2003 some of the investment policies of the MainStreet® Core differed. Effective May 1, 2003, Van Kampen became the Portfolio Manager of the Comstock (formerly called Strategic Value) and Mid-Cap Growth Portfolios, prior to May 1, 2003 some of the investment policies differed.

The Short Duration Bond and Small-Cap Value Subaccounts started operations after December 31, 2002 and there is no historical value available for these Subaccounts.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 2002. Therefore, no historical performance data exists for the Subaccounts prior to that date.

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The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio’s (or predecessor series’) inception or for the indicated time period. Eight of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988. The Equity Index Portfolio has been in operation since January 30, 1991, the Growth LT Portfolio since January 4, 1994; the Aggressive Equity and Emerging Markets Portfolios since April 1, 1996; the Mid-Cap Value, Small-Cap Index, Real Estate and Large-Cap Portfolios since January 4, 1999; the Diversified Research and International Large-Cap Portfolios since January 3, 2000; the I-Net Tollkeeper Portfolio since May 1, 2000; the Strategic Value and Focused 30 Portfolios since October 2, 2000; the Blue Chip, Aggressive Growth, Financial Services, Health Sciences, Technology, Telecommunications, Capital Opportunities, Mid-Cap Growth, and Global Growth Portfolios since January 2, 2001; and the Equity Income and Research Portfolios since January 2, 2002. Historical performance information for the Equity Portfolio is based in part on the performance of that Portfolio’s predecessor series which was a series of the Pacific Corinthian Variable Fund that began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 2002, and because the Contracts were not available until 2002, these are not actual performance numbers for the subaccounts or for the contract. The results shown are hypothetical returns as if the subaccounts had been in existence and invested in the corresponding portfolios.

These are hypothetical total return numbers based on accumulated value (AV) and full withdrawal value (FWV) that represent the actual performance of the Portfolios, adjusted to reflect the deductions for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for non-recurring fees and charges, premium taxes and/or any other taxes, the optional Stepped-Up Death Benefit Rider, or the optional GPA Rider are not reflected in this data, and reflection of the Annual Fee assumes an average Contract size of $65,000. The information presented also includes data representing unmanaged market indices.

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The results shown in this section are not an estimate or guarantee of future investment performance.

Historical and Hypothetical Separate Account Performance

Annualized Rates of Return for Periods Ended December 31, 2002

All numbers are expressed as a percentage

	1 Year		3 Years		5 Years		10 Years		Since Inception
Variable Accounts	AV	FWV	AV	FWV	AV	FWV	AV	FWV	AV	FWV
Blue Chip 01/02/2001	(27.20)	(33.50)							(23.67)	(27.33)
Aggressive Growth 01/02/2001	(23.64)	(29.94)							(22.41)	(26.01)
Diversified Research 01/03/2000	(25.48)	(31.78)	(8.21)	(9.66)					(8.23)	(9.68)
Small-Cap Equity 01/04/1988	(24.88)	(31.18)	(18.13)	(19.96)	(4.31)	(4.31)	5.02	5.02	5.02	5.02
International Large-Cap 01/03/2000	(18.98)	(25.28)	(20.53)	(22.48)					(20.56)	(22.53)
I-Net TollkeeperSM 05/01/2000	(39.67)	(45.97)							(39.40)	(42.70)
Financial Services 01/02/2001	(15.99)	(22.29)							(12.50)	(15.68)
Health Sciences 01/02/2001	(24.61)	(30.91)							(17.28)	(20.65)
Technology 01/02/2001	(47.27)	(53.57)							(44.74)	(49.91)
Telecommunications 01/02/2001	(47.98)	(54.28)							(47.88)	(53.39)
Growth LT 01/04/1994	(30.18)	(36.48)	(28.08)	(30.48)	2.49	2.49			8.85	8.85
Focused 30 10/02/2000	(30.61)	(36.91)							(27.48)	(29.95)
Mid-Cap Value 01/04/1999	(15.86)	(22.16)	4.84	3.73					4.51	4.51
International Value 01/04/1988	(15.32)	(21.62)	(17.27)	(19.06)	(6.59)	(6.59)	2.60	2.60	2.60	2.60
Capital Opportunities 01/02/2001	(28.02)	(34.32)							(22.71)	(26.32)
Global Growth 01/02/2001	(20.80)	(27.10)							(18.66)	(22.09)
Equity Index 01/30/1991	(23.66)	(29.96)	(16.20)	(17.95)	(2.47)	(2.47)	7.18	7.18	7.18	7.18
Small-Cap Index 01/04/1999	(22.48)	(28.78)	(9.75)	(11.25)					(3.61)	(3.61)
Multi-Strategy 01/04/1988	(14.49)	(20.79)	(6.25)	(7.64)	0.17	0.17	5.36	5.36	5.36	5.36
Main Street® Core 01/04/1988 (formerly called Large-Cap Core)	(29.62)	(35.92)	(16.66)	(18.43)	(4.65)	(4.65)	4.72	4.72	4.72	4.72
Emerging Markets 04/01/1996	(4.65)	(10.95)	(18.54)	(20.39)	(10.10)	(10.10)			(8.64)	(8.65)
Inflation Managed 01/04/1988	13.56	7.26	8.62	7.59	5.84	5.84	5.58	5.58	5.58	5.58
Managed Bond 01/04/1988	9.12	2.82	8.12	7.08	5.54	5.54	5.80	5.80	5.80	5.80
Money Market 01/04/1988	(0.24)	(6.54)	2.10	0.94	2.62	2.62	2.68	2.68	2.68	2.68
High Yield Bond 01/04/1988	(4.58)	(10.88)	(3.42)	(4.72)	(1.67)	(1.67)	3.80	3.80	3.80	3.80
Equity Income 01/02/2002	(14.96)	(21.26)							(14.96)	(21.26)
Research 01/02/2002	(22.47)	(28.77)							(22.47)	(28.77)
Equity 01/03/1984	(27.76)	(34.06)	(25.81)	(28.06)	(6.50)	(6.50)	1.92	1.92	1.92	1.92
Aggressive Equity 04/01/1996	(26.37)	(32.67)	(22.53)	(24.59)	(8.28)	(8.28)			(5.01)	(5.02)
Large-Cap Value 01/04/1999	(24.27)	(30.57)	(6.62)	(8.02)					(2.80)	(2.80)
Comstock 10/02/2000 (formerly called Strategic Value)	(23.48)	(29.78)							(16.84)	(18.92)
Real Estate 01/04/1999	(1.95)	(8.25)	10.99	10.01					7.70	7.70
Mid-Cap Growth 01/02/2001	(47.95)	(54.25)							(35.58)	(39.95)

The results shown in the above section are hypothetical returns as if the Sub-Account had been in existence and invested in the corresponding Portfolio

**	Indicates Total Return

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Major Indices	1 Year	3 Years	5 Years	10 Years
60% Standard & Poor's 500 Composite Stock Price and 40% Lehman Brothers Aggregate Bond	(9.82)	(4.92)	3.10	8.93
Credit Suisse First Boston High Yield	3.10	1.12	1.44	6.52
Lehman Brothers Aggregate Bond	10.25	10.10	7.55	7.51
Lehman Brothers Global Real: U.S. TIPS	16.56	12.49	8.66	N/A
Lehman Brothers Government Bond	11.50	10.63	7.77	7.56
Lehman Brothers Government/Credit	11.02	10.44	7.61	7.61
Merrill Lynch 3-Month U.S. T-Bill	1.78	4.11	4.48	4.64
Morgan Stanley Capital International All Country World Free	(19.32)	(16.60)	N/A	N/A
Morgan Stanley Capital International Europe, Australasia & Far East	(15.94)	(17.24)	(2.91)	3.99
Morgan Stanley Capital International Emerging Markets Free	(6.00)	(13.97)	(4.58)	1.31
North American Real Estate Investment Trust Equity	3.81	14.33	3.29	10.53
Russell 1000 Growth	(27.88)	(23.64)	(3.84)	6.70
Russell 1000 Value	(15.52)	(5.14)	1.16	10.80
Russell 2000	(20.48)	(7.54)	(1.36)	7.15
Russell 2500	(17.80)	(4.62)	1.57	9.29
Russell 2500 Growth	(29.09)	(19.05)	(3.19)	5.20
Russell Mid-Cap	(16.19)	(5.04)	2.19	9.92
Russell Mid-Cap Growth	(27.41)	(20.02)	(1.82)	6.71
Standard & Poor's 500 Composite Stock Price	(22.09)	(14.54)	(0.58)	9.34

*	The performance of the Emerging Markets, Multi-Strategy, Large-Cap Core, International Value, Equity, and Aggressive Equity Variable Accounts for all or a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management Inc. became the Portfolio Manager of the Large-Cap Core and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Large-Cap Core Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Performance of the Equity Portfolio is based in part on the performance of the predecessor portfolio of Pacific Corinthian Variable Fund, which began its first full year of operations in 1984, the assets of which were acquired by the Fund on December 31, 1994. Effective January 1, 2000, Alliance Capital became the Portfolio Manager of the Emerging Markets Portfolio and Mercury Advisors became the Portfolio Manager of the Equity Index and Small-Cap Index Portfolios. Effective January 1, 2001, Lazard Asset Management became the Portfolio Manager of the International Value Portfolio. The Equity Income and Research Portfolios started operations after December 31, 2001 and there is no historical value available for these Subaccounts. Effective December 1, 2001, Putnam Investment Management, LLC became the Portfolio Manager of the Equity and Aggressive Equity Portfolios; prior to May 1, 1998 some of the investment policies of the Equity and Aggressive Equity Portfolios differed. Effective January 1, 2003, OppenheimerFunds, Inc. (Oppenheimer) became the Portfolio Manager of the Multi-Strategy, Main Street® Core (formerly called Large-Cap Core) and Emerging Markets Portfolios, prior to January 1, 2003 some of the investment policies of the Main Street® Core differed. Effective May 1, 2003, Van Kampen became the Portfolio Manager of the Comstock (formerly called Strategic Value) and Mid-Cap Growth Portfolios, prior to May 1, 2003 some of the investment policies differed.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account’s investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current ordinary income basis. The chart shows accumulations on a single Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the

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deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.40% of average daily Account Value), the Administrative Fee (equal to an annual rate of 0.25% of average daily Account Value), the Annual Fee (equal to $30 per year if your Net Contract Value is less than $50,000), any increase in the Risk Charge for the optional Stepped-Up Death Benefit Rider (equal to a maximum annual rate of 0.20% of average daily Account Value), any charge for the optional GPA Rider (equal to an annual rate of 0.10% averge daily Account Value), any charge for premium taxes and/or any other taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are less than one year old, 6% of the amount withdrawn attributable to Purchase Payments that are less than two years old, and 4% of the amount withdrawn attributable to Purchase Payments that are three years old. The age of a Purchase Payment is considered 1 year old in the Contract Year we receive it and increases by one year beginning on the day preceding each Contract Anniversary. There is no withdrawal charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least four years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than four years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payments.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different assets and taxpayers from that illustrated and withdrawals by and distributions to Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

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Power of Tax Deferral

$10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

DISTRIBUTION OF THE CONTRACTS

Pacific Select Distributors, Inc. (PSD)

Pacific Select Distributors, Inc. an affiliate of ours, acts as the principal underwriter (“distributor”) of the Contracts and offers the Contracts on a continuous basis. PSD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers (NASD). We pay PSD for acting as principal underwriter under a Distribution Agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by the Insurance Superintendent of the State of New York to sell the Contracts. The aggregate amount of underwriting commissions paid to PSD with regard to this Contract in 2002 was $1,622,282.

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THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed at or about 4:00 p.m. Eastern time on each Business Day. The initial Unit Value of each Subaccount will be $10 on the Business Day the Subaccount begins operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

Y × Z

where	(Y)	=	the Unit Value for that Subaccount as of the end of the preceding Business Day; and

	(Z)	=	the Net Investment Factor for that Subaccount for the period (a “valuation period”) between that Business Day and the immediately preceding Business Day.

The “Net Investment Factor” for a Subaccount for any valuation period is equal to:

(A ÷ B) - C

where	(A)	=	the “per share value of the assets account as of the end of that valuation period, which is equal to: a+b+c

where			(a)	=	the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

			(b)	=	the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period; and

			(c)	=

any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Investments;

	(B)	=	the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

	(C)	=

a factor that assesses against the Subaccount net assets for each calendar day in the valuation period the basic Risk Charge plus any applicable increase in the Risk Charge and the Administrative Fee (see CHARGES, FEES AND DEDUCTIONS section in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First:  Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing each Account Value proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Net Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Net Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fee, withdrawal charge, and less any charges for premium taxes and/or any other taxes without converting this amount into annuity payments.

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Second:  The First Variable Payment

We begin by referring to your Contract’s Option Table for your Annuity Option (the “Annuity Option Table”). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant’s age (and, in certain cases, sex) and assumes a 4% rate of return, as described in more detail below.

Example:    Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.20 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $520.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third:  Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the “Subaccount Annuity Unit Value”) as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth:  The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount’s Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate of 1.40% and the Administrative Fee at an annual rate of 0.25%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table’s implicit assumed annual investment return on amounts applied but not yet used to furnish annuity benefits. Any increase in your Risk Charge for the optional Stepped-Up Death Benefit Rider is not charged on and after the Annuity Date.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after your Annuity Date. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following your Annuity Date will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the “Assumed Investment Return” Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial

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assumptions based on the Annuitant’s age, and, in some cases, the Annuitant’s sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 4% (or such other rate of return you may elect) each year during the payout of your annuity; thus 4% is referred to as an “assumed investment return.”

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds the Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

Example:  Assume the net investment performance of a Subaccount is at a rate of 4.00% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 4.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 4% return [1.04] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.05 = 1; 1 - 1 = 0; 0 × 100% = 0%.

1.05

If the net investment performance of a Subaccount’s assets is at a rate less than 4.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

Example:  Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.40% Risk Charge and the 0.25% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 1.35% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 4% assumed investment return [1.04] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value:

1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 × 100% = -2.29%.

 1.05

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a “corresponding date” that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

Example:  If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

Example:  If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

12

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant’s age and sex before or after starting annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable based on your Annuitant’s correct Age or sex, if applicable. If we make the correction after annuity payments have started, and we have made overpayments, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct Age and/or sex.

Additionally, we may require proof of the Annuitant’s or Owner’s age before any payments associated with the Death Benefit provisions of your Contract are made. If the age or sex of the Annuitant is incorrectly stated in your Contract, we will base any payment associated with the Death Benefit provisions on your Contract on the Annuitant’s or Owner’s correct age or sex.

Systematic Transfer Programs

The Fixed Account is not available in connection with portfolio rebalancing. If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use dollar cost averaging and the earnings sweep at the same time. The systematic transfer options are not available after you annuitize and are subject to the same requirements and restrictions as non-systematic transfers.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer will not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your “source account”). You may choose any one Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

13

averaging transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount’s investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the “sweep option”) to one or more other Investment Options (your “target option(s)”). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until your Annuity Date. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are not subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option’s Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the “total earnings” for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your “total earnings” for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in a form satisfactory to us. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request’s effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings

14

sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If, as a result of an earnings sweep transfer, your source Account Value falls below $500, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Investment Options; if you do not give us these specific instructions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. The first withdrawal will occur one period from the effective date of your request in proper form.

Example:  On May 1, we receive your pre-authorized withdrawal request for quarterly withdrawals, and your pre-authorized withdrawal program is effective. Your first quarterly withdrawal will be on August 1.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below $500, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a federal tax penalty of at least 10%.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof, in proper form, of the Annuitant’s death or, if applicable, the Contract Owner’s death, and instructions regarding payment. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit proceeds will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date.

1035 Exchanges

You may make your initial or an additional Investment through an exchange of an existing annuity contract (a 1035 exchange). The exchange can be effected by completing the Transfer/Exchange form, indicating in the appropriate section that you are making a 1035 exchange. The form is available by calling your representative or by calling us at 1-800-722-2333. Once completed, the form should be mailed to us, along with the annuity contract you are exchanging. If you are making an initial Investment, a completed contract application should also be attached.

15

In general terms, Section 1035 of the Code provides that no gain or loss is recognized when you exchange one annuity contract for another annuity contract. Under Revenue Ruling 2002-75, a 1035 exchange is now valid whether the exchange is made into a new or pre-existing annuity contract. Transactions under Section 1035, however, may be subject to special rules and may require special procedures and record keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

FINANCIAL STATEMENTS

Separate Account A commenced operations on April 1, 2002. The statements of assets and liabilities of Separate Account A as of December 31, 2002, the related statements of operations, statements of changes in net assets and financial highlights for the period from commencement of operations through December 31, 2002 are incorporated by reference in the Statement of Additional Information from the Annual Report of Separate Account A dated December 31, 2002. Pacific Life & Annuity Company’s financial statements as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 are contained in the Statement of Additional Information.

INDEPENDENT AUDITORS

The financial statements of Pacific Life & Annuity Company as of December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

16

INDEPENDENT AUDITORS’ REPORT

Pacific Life & Annuity Company:

We have audited the accompanying statements of financial condition of Pacific Life & Annuity Company (the Company) as of December 31, 2002 and 2001, and the related statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Pacific Life & Annuity Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, CA

March 10, 2003

Pacific Life & Annuity Company

STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2002	2001

	(In Thousands)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$532,209	$367,538
Equity securities available for sale, at estimated fair value	7,132	8,811
Trading securities, at estimated fair value	55,999	62,686
Mortgage loans	14,013	14,425
Other investments	63,569	61,127

TOTAL INVESTMENTS	672,922	514,587
Cash and cash equivalents	140,957	108,394
Premiums receivable	24,160	21,757
Accrued investment income	7,445	6,336
Deferred tax asset, net	1,589	9,505
Other assets	18,725	9,324
Separate account assets	25,966	2,741

TOTAL ASSETS	$891,764	$672,644

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Future policy benefits	$415,113	$259,724
Variable universal life and investment-type products	66,753	64,308
Accounts payable	26,899	22,374
Taxes payable	3,414	9,641
Other liabilities	38,132	32,943
Separate account liabilities	25,966	2,741

TOTAL LIABILITIES	576,277	391,731

Commitments and contingencies (Note 13)

Stockholder’s Equity:
Common stock – $1 par value; 5 million shares authorized; 2.9 million shares issued and outstanding	2,900	2,900
Paid-in capital	134,716	134,716
Retained earnings	160,150	138,781
Accumulated other comprehensive income	17,721	4,516

TOTAL STOCKHOLDER’S EQUITY	315,487	280,913

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$891,764	$672,644

See Notes to Financial Statements

PLA-2

Pacific Life & Annuity Company

STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
REVENUES
Insurance premiums	$1,013,011	$689,247	$423,363
Variable universal life and investment-type product policy fees	2,391	1,415	126
Net investment income	31,619	27,901	31,559
Net realized investment gain (loss)	(3,263)	4,477	(6,943)
Other income	1,473	1,876	3,728

TOTAL REVENUES	1,045,231	724,916	451,833

BENEFITS AND EXPENSES
Policy benefits paid or provided	818,566	542,423	298,624
Interest credited to variable universal life and investment-type products	3,655	3,398	314
Commission expenses	64,209	44,657	26,186
Operating expenses	127,657	104,189	81,703

TOTAL BENEFITS AND EXPENSES	1,014,087	694,667	406,827

INCOME BEFORE PROVISION FOR INCOME TAXES	31,144	30,249	45,006
Provision for income taxes	9,775	7,679	14,119

INCOME BEFORE CUMULATIVE ADJUSTMENTS DUE TO CHANGES IN ACCOUNTING PRINCIPLES	21,369	22,570	30,887
Cumulative adjustments due to changes in accounting principles, net of taxes		717

NET INCOME	$21,369	$23,287	$30,887

See Notes to Financial Statements

PLA-3

Pacific Life & Annuity Company

STATEMENTS OF STOCKHOLDER’S EQUITY

				Accumulated Other
	Common	Paid-in	Retained	Comprehensive
	Stock	Capital	Earnings	Income (Loss)	Total

	(In Thousands)
BALANCES, JANUARY 1, 2000	$2,900	$134,607	$84,607	$(220)	$221,894
Comprehensive income:
Net income			30,887		30,887
Unrealized gain on derivatives and securities available for sale, net				2,692	2,692

Total comprehensive income					33,579

BALANCES, DECEMBER 31, 2000	2,900	134,607	115,494	2,472	255,473
Comprehensive income:
Net income			23,287		23,287
Unrealized gain on derivatives and securities available for sale, net				2,044	2,044

Total comprehensive income					25,331
Other equity adjustments		109			109

BALANCES, DECEMBER 31, 2001	2,900	134,716	138,781	4,516	280,913
Comprehensive income:
Net income			21,369		21,369
Unrealized gain on derivatives and securities available for sale, net				13,205	13,205

Total comprehensive income					34,574

BALANCES, DECEMBER 31, 2002	$2,900	$134,716	$160,150	$17,721	$315,487

See Notes to Financial Statements

PLA-4

Pacific Life & Annuity Company

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$21,369	$23,287	$30,887
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(4,160)	(3,229)	(2,032)
Depreciation and other amortization	1,941	1,771	1,888
Deferred income taxes	703	355	6,427
Net realized investment (gain) loss	3,263	(4,477)	6,943
Interest credited to variable universal life and investment-type products	3,655	3,398	314
Change in trading securities	6,687	(3,416)
Change in premiums receivable	(2,403)	(791)	(1,142)
Change in accrued investment income	(1,109)	(2,607)	345
Change in taxes receivable		8,227	(8,227)
Change in future policy benefits	155,389	85,100	17,655
Change in accounts payable	4,525	10,431	2,206
Change in taxes payable	(6,227)	9,641	(9,163)
Change in other assets and liabilities	(6,411)	4,113	654

NET CASH PROVIDED BY OPERATING ACTIVITIES	177,222	131,803	46,755

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(188,357)	(196,908)	(96,422)
Sales	2,320	10,670	16,061
Maturities and repayments	37,771	34,127	55,833
Repayments of mortgage loans	369	583	653
Other investing activity, net	4,448	(3,440)	(25,642)

NET CASH USED IN INVESTING ACTIVITIES	(143,449)	(154,968)	(49,517)

(Continued)

See Notes to Financial Statements

PLA-5

Pacific Life & Annuity Company

STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2002	2001	2000

	(In Thousands)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$19,690	$44,053	$20,000
Withdrawals	(20,900)	(3,457)

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(1,210)	40,596	20,000

Net increase in cash and cash equivalents	32,563	17,431	17,238
Cash and cash equivalents, beginning of year	108,394	90,963	73,725

CASH AND CASH EQUIVALENTS, END OF YEAR	$140,957	$108,394	$90,963

SUPPLEMENTAL SCHEDULE OF NON CASH OPERATING AND INVESTING ACTIVITIES
Changes due to securities reclassified as a result of the adoption of SFAS No. 133 and SFAS No. 138 (Note 1)
Increase in trading securities		$59,270
Decrease in fixed maturity securities		$59,270

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid (received)	$15,297	$(10,157)	$25,076

See Notes to Financial Statements

PLA-6

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION, DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

Pacific Life & Annuity Company (PL&A) is a stock life insurance company domiciled in the State of Arizona and a wholly owned subsidiary of Pacific Life Insurance Company (Pacific Life). PL&A provides benefit programs to employers and other benefit plan sponsors throughout the United States and offers medical, dental, life, and other ancillary coverage to small and mid-size employers, as well as flexible funding arrangements for labor management and union trusts. In addition, stop loss products are sold through Pacific Life and companion group life insurance is sold through PL&A to self-funded plan sponsors. PL&A also markets and distributes variable universal life insurance, structured settlement annuities, guaranteed interest contracts (GICs), and variable annuities.

PL&A is licensed to sell certain of its products in the state of New York. In 2000, PL&A began selling variable universal life insurance and institutional products and services in New York. In 2002, PL&A began selling variable annuity products in New York.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP). PL&A prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of Arizona (AZ DOI). These financial statements differ from those filed with regulatory authorities (Note 2).

NEW ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2001, PL&A adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards (SFAS) No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended by SFAS No. 138, Accounting for Certain Derivative Instruments and Certain Hedging Activities – an amendment of SFAS No. 133. SFAS No. 133 and SFAS No. 138 establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts and for hedging activities. All derivatives, whether designated in hedging relationships or not, are required to be recorded at fair value. If the derivative is designated as a fair value hedge, the changes in the fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). If the derivative is designated as a cash flow hedge, changes in the fair value of the derivative are recorded in other comprehensive income (loss) (OCI) and are recognized in earnings when the hedged item affects earnings. For derivative instruments not designated as hedges, the change in fair value of the derivative is recorded in net realized investment gain (loss).

Upon adoption of SFAS No. 133 and SFAS No. 138, PL&A recorded an increase to net income and a decrease to accumulated OCI of $0.8 million, net of taxes, as a cumulative adjustment due to change in accounting principle. This adjustment related to warrants classified as derivatives that were previously designated as available for sale securities.

Upon adoption of SFAS No. 133 and SFAS No. 138, PL&A transferred $59.3 million of fixed maturity securities available for sale into the trading category. The transfer resulted in a reclassification of unrealized gains of $0.3 million, net of taxes, from accumulated OCI into net realized investment gain (loss).

The FASB is currently deliberating the issuance of a proposed statement that would amend SFAS No. 133. The proposed statement will address and resolve certain pending FASB Derivatives Implementation Group (DIG) issues. The outcome of the pending DIG issues and other provisions of the statement could impact PL&A’s accounting for beneficial interests, loan commitments and other transactions deemed to be derivatives under the new statement. PL&A’s accounting for such transactions is currently based on management’s best interpretation of the accounting literature as of March 10, 2003.

PLA-7

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Effective April 1, 2001, PL&A adopted Emerging Issues Task Force (EITF) Issue No. 99-20, Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets. Under EITF Issue No. 99-20, investors in certain asset-backed securities are required to record changes in their estimated yield on a prospective basis and to evaluate these securities for a decline in value, which is other than temporary. If the fair value of the asset-backed security has declined below its carrying amount and the decline is determined to be other than temporary, the security is written down to fair value. Upon adoption of EITF Issue No. 99-20, PL&A recorded a decrease to net income of $0.1 million, net of taxes, as a cumulative adjustment due to change in accounting principle.

Effective January 1, 2002, PL&A adopted SFAS No. 142, Goodwill and Other Intangible Assets. SFAS No. 142 requires that goodwill shall not be amortized and shall be tested for impairment annually. Other intangible assets shall be amortized over their useful lives. Adoption of SFAS No. 142 did not have a material impact on PL&A’s financial statements.

Effective January 1, 2002, PL&A adopted SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which addresses accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of. Adoption of SFAS No. 144 did not have a material impact on PL&A’s financial statements.

In November 2002, the FASB issued FASB Interpretation No. 45 (FIN 45), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of the Indebtedness of Others, which clarifies the requirements of SFAS No. 5, Accounting for Contingencies, relating to a guarantor’s accounting for and disclosures of certain guarantees issued. FIN 45 requires enhanced disclosures for certain guarantees. FIN 45 also requires certain guarantees that are issued or modified after December 31, 2002, to be initially recorded on the statement of financial condition at fair value. For guarantees issued on or before December 31, 2002, liabilities are recorded when and if payments become probable and estimable. As the financial statement recognition provisions are effective prospectively, PL&A cannot reasonably estimate the impact of adopting FIN 45 until guarantees are issued or modified in future periods, at which time the related results will be initially reported in the financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46 (FIN 46), Consolidation of Variable Interest Entities, an Interpretation of APB No. 51, Consolidated Financial Statements. FIN 46 will require identification of PL&A’s participation in Variable Interest Entities (VIE), which are defined as entities with a level of invested equity that is not sufficient to fund future activities to permit it to operate on a standalone basis. For entities identified as a VIE, FIN 46 sets forth a model to evaluate potential consolidation based on an assessment of the parties to the VIE (if any), which bears a majority of the exposure to its expected losses, or stands to gain from a majority of the expected returns. FIN 46 is effective for all new VIEs created or acquired after January 31, 2003. For VIEs created or acquired prior to February 1, 2003, the provisions of FIN 46 must be applied for nonpublic companies no later than December 31, 2004.

As part of PL&A’s investment strategy, PL&A purchases primarily investment grade beneficial interests in asset and mortgage backed investments. These beneficial interests are issued from a bankruptcy-remote special purpose entity (SPE), which are collateralized by financial assets including corporate debt, equipment, and real estate mortgages. PL&A has not guaranteed the performance, liquidity or obligations of the SPEs and PL&A’s exposure to loss is limited to its carrying value of the beneficial interests in the SPEs of $24 million as of December 31, 2002. These investments represent debt investments accounted in accordance with SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and certain investments are also accounted for under the prospective method in accordance with EITF Issue No. 99-20.

PLA-8

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to deferred policy acquisition costs (DAC), recorded as a component of OCI. The cost of fixed maturity and equity securities is adjusted for impairments in value deemed to be other than temporary. Impairment adjustments are included in net realized investment gain (loss). The evaluation to determine whether a decline in value is other than temporary includes an assessment whether the decline is significant, PL&A’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, the duration and extent to which the market value has been significantly less than cost and the financial condition and assessment of the issuer’s ability to continue as a viable entity. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

For mortgage-backed securities included in fixed maturity securities available for sale, PL&A recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss).

Mortgage loans, net of valuation allowances and write-downs, are stated at unpaid principal balances.

Partnership and joint venture interests in which PL&A does not have a controlling interest or a majority ownership are generally recorded under the equity method of accounting and are included in other investments. When investees have adjustments to their equity that are other than net income or OCI, PL&A records these amounts as other equity adjustments.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred as DAC. Such costs are generally amortized over the expected life of the contract in proportion to the present value of expected gross profits using investment, mortality, expense margins and surrender charge assumptions and estimates. Adjustments are reflected in income or equity in the period PL&A experiences deviations in gross profit assumptions and estimates. Adjustments directly affecting equity would result from experience deviations due to changes in unrealized gains and losses in securities available for sale. There were no adjustments directly affecting equity in 2002, 2001 and 2000.

PLA-9

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Components of DAC, which are included in other assets, are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Balance, January 1	$1,366	$457	$0

Additions:
Capitalized during the year	5,488	1,921	559
Amortization:
Allocated to commission expenses	(44)	(587)	(49)
Allocated to operating expenses	(15)	(425)	(53)

Total amortization	(59)	(1,012)	(102)

Balance, December 31	$6,795	$1,366	$457

VARIABLE UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

Variable universal life and investment-type products, including GICs are valued using the retrospective deposit method and consist principally of deposits received plus interest credited, less accumulated assessments. Interest credited to these policies primarily ranged from 3.00% to 7.15% during 2002, 2001 and 2000.

FUTURE POLICY BENEFITS

Medical expense claims reserves are based on PL&A’s actual loss experience. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods. Interest rate assumptions ranged from 2.50% to 6.00% for 2002, 2001 and 2000.

Structured settlement annuity reserves are based on the present value of benefits and expenses using pricing assumptions. Interest rate assumptions ranged from 5.17% to 7.73% for 2002, 2001 and 2000.

PL&A establishes loss liabilities for claims that have been incurred before the valuation date, but have not yet been paid. A claim adjustment expense liability is established associated with paying those claims.

REVENUES, BENEFITS AND EXPENSES

Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Life premiums are recognized as revenues when due. Benefits and expenses, other than DAC, are recognized when incurred.

Generally, receipts for variable universal life and investment-type products are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

PLA-10

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

REINSURANCE

PL&A has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality and morbidity risks. To the extent that the assuming companies become unable to meet their obligations under these agreements, PL&A remains contingently liable. Amounts receivable from reinsurers for reinsurance of future policy benefits and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of PL&A.

DEPRECIATION AND AMORTIZATION

Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 10 years. Depreciation and amortization of certain other assets is included in operating expenses.

INCOME TAXES

PL&A is taxed as an insurance company for Federal income tax purposes. PL&A is included in the consolidated Federal income tax return of Pacific Mutual Holding Company, PL&A’s ultimate parent, and is allocated an expense or benefit based principally on the effect of including its operations in the consolidated return. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate account assets are recorded at fair value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account contract owners.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 3, 4 and 5, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts PL&A could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

RISKS AND UNCERTAINTIES

PL&A operates in a business environment which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

PLA-11

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (Continued)

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, PL&A may have to sell assets prior to their maturity and realize losses. PL&A controls its exposure to this risk by, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, certain of PL&A’s products include contractual provisions limiting withdrawal rights. PL&A’s GIC liabilities are not generally subject to surrender and can only be surrendered after a market value adjustment.

PL&A’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by PL&A may default or that other parties may not be able to pay amounts due to PL&A. PL&A manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

PL&A is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. PL&A manages this risk through credit approvals and limits on exposure to any specific counterparty. However, PL&A does not anticipate nonperformance by the counterparties.

PL&A’s group health insurance is subject to varying levels of regulation. The United States Congress has, from time to time, considered various health care proposals and several states have enacted health care reform legislation. Although it is not possible to predict what changes may be adopted at the state or Federal level, certain changes could have a negative impact upon the group health business of PL&A.

PL&A is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives which can result in additional, unanticipated expense to PL&A. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on PL&A’s life insurance or annuity products.

USE OF ESTIMATES

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining liabilities for future policy benefits, investment valuation and allowances, derivative valuation, and DAC. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the 2002 financial statement presentation.

PLA-12

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

2.	STATUTORY RESULTS

PL&A prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the AZ DOI, which is a comprehensive basis of accounting other than U.S. GAAP. Effective January 1, 2001, the AZ DOI required that insurance companies domiciled in the State of Arizona prepare their statutory basis financial statements in accordance with the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, version effective January 1, 2001 (NAIC SAP), subject to any deviations prescribed or permitted by the AZ DOI, of which there were none. As a result of adopting NAIC SAP, PL&A reported a statutory cumulative effect of change in accounting principle that increased statutory surplus by $10.8 million as of January 1, 2001.

The following are reconciliations of statutory capital and surplus, and statutory net income for PL&A as compared to the amounts reported as stockholder’s equity and net income included on the accompanying financial statements:

	December 31,
	2002	2001

	(In Thousands)
Statutory capital and surplus	$266,998	$251,717
Accumulated other comprehensive income	17,721	4,516
Non admitted assets	15,462	13,921
Deferred policy acquisition costs	6,795	1,366
Asset valuation reserve	3,889	4,148
Insurance and annuity reserves	2,115	2,398
Statutory net unrealized losses	1,689	4,170
Interest maintenance reserve	1,142	1,453
Deferred income taxes	(2,107)	(2,618)
Other	1,783	(158)

Stockholder’s equity as reported herein	$315,487	$280,913

PLA-13

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

2.	STATUTORY RESULTS (Continued)

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Statutory net income	$22,477	$23,598	$28,171
Deferred policy acquisition costs	5,429	909	457
Change in fair value of trading securities	470	(345)
Change in fair value of derivatives	8	(1,124)
Interest maintenance reserve	(69)	(17)	604
Insurance and annuity reserves	(283)	939	1,458
Deferred income taxes	(704)	(355)	1,035
Change in net unrealized losses on joint ventures and partnerships	(5,208)	(3,567)
Other	(751)	3,249	(838)

Net income as reported herein	$21,369	$23,287	$30,887

NAIC SAP does not allow for restatement of prior year amounts. Therefore, 2000 statutory amounts presented in this footnote are not comparable to statutory amounts presented for 2002 and 2001.

RISK-BASED CAPITAL

Risk-based capital is a method developed by the NAIC to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2002 and 2001, PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2002 statutory results, PL&A could pay $25.2 million in dividends in 2003 without prior approval. No dividends were paid during 2002, 2001 and 2000.

PLA-14

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

3.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value. The fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. PL&A also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value
		Gains	Losses

		(In Thousands)
As of December 31, 2002:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$16,511	$792		$17,303
Obligations of states and political subdivisions	20,326	1,061		21,387
Foreign governments	3,135	309		3,444
Corporate securities	441,893	26,346	$5,313	462,926
Mortgage-backed and asset-backed securities	26,089	1,318	358	27,049
Redeemable preferred stock	100			100

Total fixed maturity securities	$508,054	$29,826	$5,671	$532,209

Total equity securities	$6,749	$657	$274	$7,132

	Net Carrying Amount	Gross Unrealized		Estimated Fair Value
		Gains	Losses

		(In Thousands)
As of December 31, 2001:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$6,015	$83		$6,098
Obligations of states and political subdivisions	8,918	416		9,334
Foreign governments	3,093	133		3,226
Corporate securities	303,498	6,851	$2,202	308,147
Mortgage-backed and asset-backed securities	39,306	1,477	180	40,603
Redeemable preferred stock	130			130

Total fixed maturity securities	$360,960	$8,960	$2,382	$367,538

Total equity securities	$8,604	$458	$251	$8,811

PLA-15

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

3.	INVESTMENTS (Continued)

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2002, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net Carrying Amount	Estimated Fair Value

	(In Thousands)
Due in one year or less	$31,980	$32,096
Due after one year through five years	175,345	181,201
Due after five years through ten years	71,277	72,299
Due after ten years	203,363	219,564

	481,965	505,160
Mortgage-backed and asset-backed securities	26,089	27,049

Total	$508,054	$532,209

Major categories of investment income and related investment expenses are summarized as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Fixed maturity securities	$30,517	$29,222	$21,743
Equity securities	107	206	867
Mortgage loans	532	939	1,501
Other	1,324	(1,836)	7,939

Gross investment income	32,480	28,531	32,050
Investment expense	861	630	491

Net investment income	$31,619	$27,901	$31,559

Net realized investment gain (loss) is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Fixed maturity securities	$(2,242)	$1,793	$(4,673)
Equity securites	(1,854)	1,378	(1,792)
Mortgage loans	(45)		209
Other investments	878	1,306	(687)

Total	$(3,263)	$4,477	$(6,943)

PLA-16

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

3.	INVESTMENTS (Continued)

The change in estimated fair value on investments in available for sale and trading securities is as follows:

	December 31,
	2002	2001	2000

	(In Thousands)
Available for sale securities:
Fixed maturity	$17,577	$4,455	$4,940
Equity	176	(492)	(1,780)

Total	$17,753	$3,963	$3,160

Trading securities	$815	$(345)	$0

Gross gains of $0 million, $4.1 million and $2.3 million and gross losses of $0 million, $0 million and $0.9 million, which have been included in earnings as a result of sales of available for sale securities, were realized for the years ended December 31, 2002, 2001 and 2000, respectively. Realized gains on trading securities held as of December 31, 2002, were $0.5 million and realized losses on trading securities held as of December 31, 2001, were $0.3 million.

Gross losses above exclude write-downs recorded during 2002, 2001 and 2000 on available for sale securities for other than temporary impairments of $4.1 million, $1.5 million and $8.1 million, respectively.

As of December 31, 2002 and 2001, investments in fixed maturity securities of $6.3 million and $6.1 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements. One financial security in the utilities industry exceeds 10% of stockholder’s equity as of December 31, 2002.

Mortgage loans on real estate are collateralized by properties primarily located throughout the United States. As of December 31, 2002, approximately 85% of the collateral properties were located in California.

PLA-17

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of PL&A’s financial instruments are as follows:

	December 31, 2002		December 31, 2001

	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value

	(In Thousands)
Assets:
Fixed maturity and equity securities (Note 3)	$539,341	$539,341	$376,349	$376,349
Trading securities	55,999	55,999	62,686	62,686
Mortgage loans	14,013	14,078	14,425	14,486
Derivative instruments (Note 5)	292	292	200	200
Cash and cash equivalents	140,957	140,957	108,394	108,394
Liabilities:
Guaranteed interest contracts	49,541	49,541	64,256	64,256
Annuity liabilities	15,479	15,479
Derivative instruments (Note 5)	258	258

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2002 and 2001:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

GUARANTEED INTEREST CONTRACTS

The estimated fair value of GICs is estimated using the rates currently offered for deposits with similar remaining maturities.

PLA-18

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS (Continued)

ANNUITY LIABILITIES

The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

5.	DERIVATIVES AND HEDGING ACTIVITIES

PL&A utilizes certain derivative instruments to reduce its exposure to interest rate risk and foreign currency risk. The derivative financial instruments utilized by PL&A include financial futures contracts, foreign currency forward contracts, and swap contracts. PL&A also purchases investment securities and issues certain insurance and reinsurance policies with embedded derivatives.

PL&A uses hedge accounting as allowed by SFAS No. 133 and SFAS No. 138, by designating derivative instruments as either fair value or cash flow hedges on the date PL&A enters into a derivative contract. PL&A formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, PL&A specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. PL&A formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques including Value-at-Risk, regression analysis and cumulative dollar offset. In certain cases, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

Cash Flow Hedges

PL&A primarily uses interest rate swaps and interest rate futures contracts to manage its exposure to variability in cash flows due to changes in the benchmark interest rate. These cash flows include those associated with existing assets and liabilities as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered to be probable to occur and are generally completed within 180 days of the inception of the hedge. PL&A has not discontinued any cash flow hedges of anticipated transactions. For derivative instruments that are designated as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in OCI and is recognized as an adjustment to net investment income when the hedged item affects earnings.

PL&A did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2002 and 2001. Over the next twelve months, PL&A anticipates that $0.1 million of deferred gains on derivative instruments in accumulated OCI will be reclassified to earnings. For the year ended December 31, 2002, none of PL&A’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

PLA-19

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

5.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

Derivatives Not Designated as Hedging Instruments

PL&A enters into swap agreements, foreign currency forward and interest rate futures contracts without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage PL&A’s interest rate risk from rising or falling interest rates and PL&A’s foreign currency exposure to investments accounted for under the equity method of accounting. Net realized investment gain (loss) for the years ended December 31, 2002 and 2001, includes ($0.7) million and $1.7 million, respectively, related to realized gains and losses and changes in fair value of derivative instruments not designated as hedges. Periodic net settlements on such derivatives are recorded as adjustments to net investment income on an accrual basis, based upon the purpose of the derivative. PL&A uses credit default swaps to manage the credit exposure of the portfolio.

Embedded Derivatives

PL&A may enter into contracts that are not derivative instruments, but contain embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative. Such derivatives are recorded on the statement of financial condition at fair value, with changes in their fair value recorded in net realized investment gain (loss).

Derivative Instruments

PL&A uses a variety of derivative financial instruments, including swaps, foreign currency forwards, and exchange traded futures contracts.

Interest rate swap agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Credit default swaps involve the receipt of fixed rate payments in exchange for assuming potential credit exposure of an underlying security. Generally, no cash is exchanged at the outset of the contract and neither party makes any principal payments.

Foreign exchange forward contracts are commitments to exchange foreign currency denominated payments for U.S. dollar denominated payments at a specific date.

Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as PL&A intends to close out open positions prior to expiration.

PLA-20

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

5.	DERIVATIVES AND HEDGING ACTIVITIES (Continued)

Outstanding derivatives with off-balance sheet risks, shown in notional or contract amounts along with their carrying value and estimated fair value as of December 31, 2002 and 2001 are as follows:

			Net Assets (Liabilities)

	Notional or Contract Amounts		Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value

	2002	2001	2002	2002	2001	2001

	(In Thousands)
Interest rate swap contracts	$3,000	$3,000	$270	$270	$121	$121
Credit default swaps	13,000	3,000	(93)	(93)	51	51
Foreign currency forwards	6,423	4,678	(143)	(143)	28	28

Total	$22,423	$10,678	$34	$34	$200	$200

A reconciliation of the notional or contract amounts is as follows:

	Balance Beginning of Year	Acquisitions and Other Additions	Terminations and Maturities	Balance End of Year

	(In Thousands)
December 31, 2002:
Interest rate swap contracts	$3,000			$3,000
Credit default swaps	3,000	$10,000		13,000
Foreign currency forwards	4,678	47,287	$45,542	6,423
Financial futures contracts		104,700	104,700

Total	$10,678	$161,987	$150,242	$22,423

December 31, 2001:
Interest rate swap contracts		$3,000		$3,000
Credit default swaps		3,000		3,000
Foreign currency forwards	$3,744	56,641	$55,707	4,678
Financial futures contracts	31,300	196,500	227,800

Total	$35,044	$259,141	$283,507	$10,678

PLA-21

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

6.	VARIABLE UNIVERSAL LIFE AND INVESTMENT-TYPE PRODUCTS

The detail of variable universal life and investment-type product liabilities is as follows:

	December 31,
	2002	2001

	(In Thousands)
Variable universal life	$1,733	$52
Investment-type products	65,020	64,256

	$66,753	$64,308

The detail of variable universal life and investment-type products policy fees and interest credited is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Policy fees:
Variable universal life	$749	$1,415	$126
Investment-type products	1,642

Total policy fees	$2,391	$1,415	$126

Interest credited:
Variable universal life	$22
Investment-type products	3,633	$3,398	$314

Total interest credited	$3,655	$3,398	$314

PLA-22

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

7.	LIABILITY FOR GROUP HEALTH UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for group health unpaid claims and claim adjustment expenses, which is included in future policy benefits, is summarized as follows:

	Years Ended December 31,
	2002	2001

	(In Thousands)
Balance at January 1	$137,916	$98,414
Less reinsurance recoverables	473	49

Net balance at January 1	137,443	98,365

Incurred related to:
Current year	701,565	493,413
Prior years	(14,995)	(3,893)

Total incurred	686,570	489,520

Paid related to:
Current year	572,899	389,187
Prior years	92,870	61,255

Total paid	665,769	450,442

Net balance at December 31	158,244	137,443
Plus reinsurance recoverables	1,552	473

Balance at December 31	$159,796	$137,916

As a result of favorable settlement of prior years’ estimated claims, the provision for claims and claim adjustment expenses decreased by $15.0 million and $3.9 million for the years ended December 31, 2002 and 2001, respectively.

8.	INCOME TAXES

The provision for income taxes is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Current	$9,072	$7,710	$7,692
Deferred	703	(31)	6,427

Provision for income taxes on income before cumulative adjustments due to changes in accounting principles	9,775	7,679	14,119
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		386

Total	$9,775	$8,065	$14,119

PLA-23

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

8.	INCOME TAXES (Continued)

The sources of PL&A’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Deferred policy acquisition costs	$1,616	$266	$203
Investment valuation	622	2,158	(1,422)
Partnership income	284	(1,250)	281
Policyholder dividends			1,506
Deferred compensation	(102)	(476)	(243)
Policyholder reserves	(239)	356	6,789
Duration hedging	(984)	(1,071)	(155)
Other	(494)	372	(532)

Provision for deferred taxes	$703	$355	$6,427

A reconciliation of the provision for income taxes based on the prevailing corporate statutory tax rate to the provision reflected in the financial statements is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Provision for income taxes at the statutory rate	$10,900	$10,587	$15,752
Nontaxable investment income	(4)	(60)	(205)
Prior year taxes	(1,124)	(2,833)	(1,439)
Other	3	(15)	11

Provision for income taxes on income before cumulative adjustments due to changes in accounting principles	9,775	7,679	14,119
Deferred income tax provision on cumulative adjustments due to changes in accounting principles		386

Total	$9,775	$8,065	$14,119

PLA-24

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

8.	INCOME TAXES (Continued)

The deferred tax asset, net, as of December 31, 2002 and 2001, is comprised of the following tax effected temporary differences:

	December 31,
	2002	2001

	(In Thousands)
Deferred tax assets
Policyholder reserves	$3,322	$3,083
Deferred compensation	2,693	2,591
Duration hedging	2,210	1,226
Investment valuation	1,426	2,048
Postretirement benefits	1,067	1,099
Partnership income	937	1,221
Deferred policy acquisition costs		1,030
Other	123

Total deferred tax assets	11,778	12,298

Deferred tax liabilities
Deferred policy acquisition costs	(586)
Other		(403)

Total deferred tax liabilities	(586)	(403)

Deferred tax asset from operations, net	11,192	11,895
Deferred taxes on other comprehensive income	(9,603)	(2,390)

Deferred tax asset, net	$1,589	$9,505

PLA-25

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

9.	COMPREHENSIVE INCOME (LOSS)

PL&A displays comprehensive income (loss) and its components on the accompanying statements of stockholder’s equity and as follows. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2002	2001	2000

	(In Thousands)
Gross Holding Gain (Loss):
Holding gain (loss) on securities available for sale	$12,504	$7,135	$(3,304)
Holding (gain) loss on derivatives	3,873	(860)	981
Income tax (expense) benefit	(5,786)	(2,143)	813
Reclassification adjustment:
Realized (gain) loss on sale of securities available for sale	4,096	(3,171)	6,464
Realized loss on derivatives	(55)
Provision for income (taxes) benefit	(1,427)	1,083	(2,262)

Total	$13,205	$2,044	$2,692

10.	SEGMENT INFORMATION

PL&A has three operating segments: Group Insurance, Institutional Products and Annuities. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Group Insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third party administrators.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries. The Institutional Products segment also offers structured settlement annuities through a nationwide network of brokers.

The Annuities segment offers variable annuities to individuals and small businesses through National Association Securities Dealers firms, regional and national wirehouses, and financial institutions.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets and the operations supporting the sale of the variable universal life insurance products.

PLA-26

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

10.	SEGMENT INFORMATION (Continued)

PL&A uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes is allocated based on each segment’s actual tax provision. Corporate and Other maintains a corporate pool of investments that supports the equity of PL&A. The other operating segments are allocated equity based on formulas determined by management. The operating segments receive a fixed return on their allocated equity.

PL&A generates substantially all of its revenues and net income from customers located in the United States. Additionally, substantially all of PL&A’s assets are located in the United States.

Depreciation expense and capital expenditures are substantially all attributable to the Group Insurance segment. Depreciation expense during the years ended December 31, 2002, 2001 and 2000 were $1.9 million, $1.8 million and $1.9 million, respectively. Capital expenditures during the years ended December 31, 2002, 2001 and 2000 were $4.1 million, $2.5 million and $1.9 million, respectively.

PLA-27

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

10.	SEGMENT INFORMATION (Continued)

The following is segment information as of and for the year ended December 31, 2002:

	Group Insurance	Institutional Products	Annuities	Corporate and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$880,354	$132,733		$(76)	$1,013,011
Policy fees		1,571	$71	749	2,391
Net investment income	20,850	13,931	35	(3,197)	31,619
Net realized investment gain (loss)	(524)	28		(2,767)	(3,263)
Other income	1,409		33	31	1,473

Total revenues	902,089	148,263	139	(5,260)	1,045,231

BENEFITS AND EXPENSES
Policy benefits	679,543	139,023	2	(2)	818,566
Interest credited		3,549	84	22	3,655
Commission expenses	60,644	5,337	54	(1,826)	64,209
Operating expenses	117,752	1,381	5,489	3,035	127,657

Total benefits and expenses	857,939	149,290	5,629	1,229	1,014,087

Income (loss) before provision for income taxes (benefit)	44,150	(1,027)	(5,490)	(6,489)	31,144
Provision for income taxes (benefit)	15,473	(359)	(1,922)	(3,417)	9,775

Net income (loss)	$28,677	$(668)	$(3,568)	$(3,072)	$21,369

Total assets	$435,676	$282,516	$32,044	$141,528	$891,764
Deferred policy acquisition costs		$1,029	$2,146	$3,620	$6,795
Separate account assets			$20,181	$5,785	$25,966
Policyholder and contract liabilities	$211,993	$252,701	$15,481	$1,691	$481,866
Separate account liabilities			$20,181	$5,785	$25,966

PLA-28

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

10.	SEGMENT INFORMATION (Continued)

The following is segment information as of and for the year ended December 31, 2001:

	Group Insurance	Institutional Products	Corporate and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$636,685	$52,580	$(18)	$689,247
Policy fees			1,415	1,415
Net investment income	13,552	7,308	7,041	27,901
Net realized investment gain (loss)	2,164	2,695	(382)	4,477
Other income	1,876			1,876

Total revenues	654,277	62,583	8,056	724,916

BENEFITS AND EXPENSES
Policy benefits	487,998	54,422	3	542,423
Interest credited		3,398		3,398
Commission expenses	41,735	2,181	741	44,657
Operating expenses	101,238	2,203	748	104,189

Total benefits and expenses	630,971	62,204	1,492	694,667

Income before provision for income taxes	23,306	379	6,564	30,249
Provision for income taxes	6,510	133	1,036	7,679

Income before cumulative adjustments due to changes in accounting principles	16,796	246	5,528	22,570
Cumulative adjustments due to changes in accounting principles, net of taxes	717			717

Net income	$17,513	$246	$5,528	$23,287

Total assets	$389,979	$141,205	$141,460	$672,644
Deferred policy acquisition costs		$665	$701	$1,366
Separate account assets			$2,741	$2,741
Policyholder and contract liabilities	$189,172	$135,751	$(891)	$324,032
Separate account liabilities			$2,741	$2,741

PLA-29

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

10.	SEGMENT INFORMATION (Continued)

The following is segment information for the year ended December 31, 2000:

	Group Insurance	Institutional Products	Corporate and Other	Total

	(In Thousands)
REVENUES
Insurance premiums	$403,576	$19,787		$423,363
Policy fees			$126	126
Net investment income	23,717	740	7,102	31,559
Net realized investment gain (loss)	(7,343)		400	(6,943)
Other income	3,728			3,728

Total revenues	423,678	20,527	7,628	451,833

BENEFITS AND EXPENSES
Policy benefits	279,598	19,026		298,624
Interest credited		314		314
Commission expenses	25,335	791	60	26,186
Operating expenses	80,065	990	648	81,703

Total benefits and expenses	384,998	21,121	708	406,827

Income (loss) before provision for income taxes (benefit)	38,680	(594)	6,920	45,006
Provision for income taxes (benefit)	11,895	(208)	2,432	14,119

Net income (loss)	$26,785	$(386)	$4,488	$30,887

11.	EMPLOYEE BENEFIT PLANS

PL&A permits eligible employees to participate in a defined benefit pension plan provided by Pacific Life. Pacific Life allocates amounts to PL&A based on a percentage of salaries. PL&A’s share of net expense was $1.6 million, $1.4 million and $1.1 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

PL&A permits certain employees to defer a portion of cash compensation under a deferred compensation plan provided by Pacific Life. PL&A’s expense for this plan amounted to $0.5 million, $0.6 million and $0.5 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

PLA-30

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

11.	EMPLOYEE BENEFIT PLANS (Continued)

PL&A participates in a defined benefit health care plan and a defined benefit life insurance plan (the Plans) provided by Pacific Life. The Plans provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time.

PL&A permits eligible employees to participate in a defined contribution plan provided by Pacific Life. Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees. Pacific Life’s RISP matches 75% of each employee’s contribution, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). The ESOP provides shares of Pacific LifeCorp common stock, Pacific Life’s immediate parent, to eligible employees. PL&A’s share of net expense was $2.1 million, $1.5 million and $1.2 million, for the years ended December 31, 2002, 2001 and 2000, respectively.

12.	TRANSACTIONS WITH AFFILIATES

PL&A provides underwriting and administrative services for Pacific Life’s group life and health insurance under an administrative services agreement. Fees earned under this agreement were $8.7 million, $9.1 million and $10.7 million, for the years ended December 31, 2002, 2001 and 2000, respectively. Pacific Life also provides investment and administrative services for PL&A under a separate administrative services agreement. Charges for these services were $18.4 million, $18.5 million and $12.9 million, for the years ended December 31, 2002, 2001 and 2000, respectively. Net amounts due to Pacific Life as of December 31, 2002 and 2001, were $2.4 million and $1.2 million, respectively.

Previously, PL&A assumed substantially all of Pacific Life’s group life and health insurance under a reinsurance agreement, which terminated January 1, 1999, by mutual agreement. During 2001, the runoff from the reinsurance contract was settled, and as of December 31, 2001, no reinsurance liabilities or receivable existed between Pacific Life and PL&A. Premiums of ($0.2) million and ($0.6) million, and benefits of $0.5 million and $1.4 million, were assumed for the years ended December 31, 2001 and 2000, respectively.

13.	COMMITMENTS AND CONTINGENCIES

PL&A has outstanding commitments to make investments primarily in fixed maturity securities, limited partnerships and other investments as follows (In Thousands):

Years Ending December 31:
2003	$10,712
2004 through 2007	25,256
2008 and thereafter	2,857

Total	$38,825

PLA-31

Pacific Life & Annuity Company

NOTES TO FINANCIAL STATEMENTS

13.	COMMITMENTS AND CONTINGENCIES (Continued)

PL&A leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $3.5 million, $3.5 million and $2.7 million for the years ended December 31, 2002, 2001 and 2000, respectively. Aggregate minimum future commitments, for the years ending December 31, 2003 and thereafter, are as follows (In Thousands):

Years Ending December 31:
2003	$ 4,694
2004 through 2007	20,414
2008 and thereafter	22,542

Total	$47,650

PL&A is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the financial position or results of operations of PL&A.

PLA-32

PART II

Part C:    OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

(a) Financial Statements

Part A: None

Part B:

(1)	Registrant’s Financial Statements

Audited Financial Statements dated as of December 31, 2002 which are incorporated by reference from the 2002 Annual Report include the following for Separate Account A:

Statements of Assets and Liabilities

Statements of Operations

Statements of Changes in Net Assets

Notes to Financial Statements

(2)	Depositor’s Financial Statements

Audited statutory-basis Financial Statements dated as of December 31, 2002 and 2001, and for the years then ended included in Part B include the following for Pacific Life & Annuity Company:

Independent Auditors’ Report

Statements of Financial Condition

Statements of Operations

Statements of Stockholder’s Equity

Statements of Cash Flows

Notes to Financial Statements

(b)	Exhibits

1. (a)	Minutes of Action of Board of Directors of PM Group Life Insurance Company (PM Group) (PL&A) dated July 1, 1998.[1]

2.	Not applicable

3.	(a)	Distribution Agreement between Pacific Life & Annuity Company (PL&A) and Pacific Mutual Distributors, Inc. (PMD) [1]

	(b)	Form of Selling Agreement between Pacific Life & Annuity Company (PL&A), PMD and Various Broker-Dealers [1]

4.	(a)	Pacific Innovations Select — Form of Individual Flexible Premium Deferred Variable Annuity Contract (Form No. 10-230NYA) [3]

	(b)	Form of Qualified Pension Plan Rider (Form No. 20-24200) [3]

	(c)	Form of 403(b) Tax-Sheltered Annuity Rider (Form No. 20-25200) [3]

	(d)	Individual Retirement Annuity Rider (Form No. 20-28900) [5]

	(e)	Roth Individual Retirement Annuity Rider (Form No. 20-29000) [5]

	(f)	SIMPLE Individual Retirement Annuity Rider (Form No. 20-29100) [5]

	(g)	Pacific Innovations Select — Stepped-Up Death Benefit Rider (Form No. 20-23500) [3]

	(h)	Form of Guaranteed Protection Advantage (GPA) Rider (Form No. 20-2700) [5]

5.	(a)	Pacific Innovations Select — Variable Annuity Application (Form No. 25-22600) [3]

	(b)	Form of Guaranteed Protection Advantage Rider Request (Form No. N2 (GPAR)) [5]

6.	(a)	Pacific Life & Annuity Company’s Articles of Incorporation [2]

	(b)	By-laws of Pacific Life & Annuity Company [2]

7.	Not applicable

8.	(a)	Fund Participation Agreement [1]

	(b)	Addendum to the Fund Participation Agreement (to add the Strategic Value and Focused 30 Portfolios) [3]

	(c)	Addendum to the Fund Participation Agreement (to add nine new Portfolios) [3]

	(d)	Addendum to the Fund Participation Agreement (to add the Equity Income and Research Portfolios) [4]

	(e)	Administrative Agreement Between Pacific Life & Annuity Company (PL&A) and Pacific Life Insurance Company (“Pacific Life”) [2]

9.	Opinion and Consent of legal officer of Pacific Life & Annuity Company as to the legality of Contracts being registered. [1]

10.	Independent Auditors’ Consent
11.	Not applicable
12.	Not applicable
13.	Pacific Innovations Select — Performance Calculations
14.	Not applicable
15.	Powers of Attorney [4]
16.	Not applicable

[1]	Included in Registrant’s Form N-4, File No. 333-71081, Accession No. 00001017062-99-000087 filed on January 22, 1999 and incorporated by reference herein.

[2]	Included in Registrant’s Form N-4, File No. 333-71081, Accession No. 00001047469-99-038849 filed on October 14, 1999 and incorporated by reference herein.

[3]	Included in Registrant’s Form N-4/A, File No. 333-71081, Accession No. 00001017062-01-500882 filed on December 3, 2001 and incorporated by reference herein.

[4]	Included in Registrant’s Form N-4/B, File No. 333-71081, Accession No. 0001017062-02-000768 filed on April 30, 2002 and incorporated by reference herein.

[5]	Included in Registrant’s Form N-4/B, File No. 333-71081, Accession No. 0001017062-02-002147 filed on December 18, 2002 and incorporated by reference herein.

Item 25.    Directors and Officers of Pacific Life & Annuity Company

Name and Address	Positions and Offices with Pacific Life
Thomas C. Sutton	Director, Chairman of the Board, and Chief Executive Officer
Glenn S. Schafer	Director and President
Khanh T. Tran	Director, Executive Vice President and Chief Financial Officer
David R. Carmichael	Director, Senior Vice President and General Counsel
Audrey L. Milfs	Director, Vice President and Secretary
Brian D. Klemens	Vice President and Treasurer

The address for each of the persons listed above is as follows:

700 Newport Center Drive

Newport Beach, California 92660

Item 26.	Persons Controlled by or Under Common Control with Pacific Life & Annuity Company or Separate Account A

The following is an explanation of the organization chart of Pacific Life & Annuity Company’s subsidiaries:

PACIFIC LIFE & ANNUITY COMPANY, SUBSIDIARIES & AFFILIATED

ENTERPRISES LEGAL STRUCTURE

Pacific Life & Annuity Company is an Arizona Stock Life Insurance Companywholly-owned by Pacific Life Insurance Company (a California Stock Life Insurance Company) which is wholly-owned by Pacific LifeCorp (a Delaware StockHolding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company).

Item 27.    Number of Contractholders

Pacific Innovations Select —	114 Qualified
148 Non-Qualified

Item 28.    Indemnification

(a)	The Distribution Agreement between Pacific Life & Annuity Company and Pacific Select Distributors, Inc. (PSD), formerly called Pacific Mutual Distributors, Inc. (PMD) provides substantially as follows:

Pacific Life & Annuity Company hereby agrees to indemnify and hold harmless PMD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life & Annuity Company or the Separate Account. Pacific Life & Annuity Company shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life & Annuity Company be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PMD.

PMD hereby agrees to indemnify and hold harmless Pacific Life & Annuity Company, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation is made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PMD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PMD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

(b)	The Form of Selling Agreement between Pacific Life & Annuity Company, Pacific Select Distributors, Inc. (PSD), formerly called Pacific Mutual Distributors, Inc. (PMD) and Various Broker-Dealers provides substantially as follows:

Pacific Life & Annuity Company and PMD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the “Fund”) filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PMD pursuant to Section IV.E. of this Agreement.

Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life & Annuity Company, the Fund and PMD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life & Annuity Company and PMD pursuant to Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life & Annuity Company or PMD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life & Annuity Company, PMD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29.    Principal Underwriters

(a)	PSD, formerly called PMD, also acts as principal underwriter for the Pacific Select Exec Separate Account of Pacific Life and Annuity Company, Pacific Select Fund, and the following Separate Accounts of Pacific Life Insurance Company: Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account B, COLI Separate Account, COLI II Separate Account, COLI III Separate Account, and Pacific Select Fund.

(b)	For information regarding PSD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

(c)	PSD retains no compensation or net discounts or commissions from the Registrant.

Item 30.    Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life Insurance Company at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.    Management Services

Not applicable

Item 32.    Undertakings

The registrant hereby undertakes:

(a)	to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

(b)	to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

(c)	to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

(a)  The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

(b)  REPRESENTATION PURSUANT TO SECTION 26(f) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life & Annuity Company and the sponsoring insurance company of the Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract (“Contract”) described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 30th day of April, 2003.

SEPARATE ACCOUNT A (Registrant)

By:	PACIFIC LIFE & ANNUITY COMPANY

By:
Thomas C. Sutton* Chairman and Chief Executive Officer

By:	PACIFIC LIFE & ANNUITY COMPANY
(Depositor)

By:
Thomas C. Sutton* Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

Thomas C. Sutton*	Director, Chairman of the Board and Chief Executive Officer	April 30, 2003

Glenn S. Schafer*	Director and President	April 30, 2003

Khanh T. Tran*	Director, Executive Vice President and Chief Financial Officer	April 30, 2003

David R. Carmichael*	Director, Senior Vice President and General Counsel	April 30, 2003

Audrey L. Milfs*	Director, Vice President and Secretary	April 30, 2003

Ed R. Byrd	Vice President and Controller	April 30, 2003

Brian D. Klemens*	Vice President and Treasurer	April 30, 2003

Gerald W. Robinson*	Executive Vice President

*By:	/s/ DAVID R. CARMICHAEL	April 30, 2003
David R. Carmichael as attorney-in-fact

(Powers of Attorney are contained in Post-Effective Amendment Number 2 of the Registration Statement filed on April 30, 2002 on Form N-4/B for Separate Account A, File No. 333-71081, Accession No. 0001017062-02-000768 as Exhibit 15.)